                                                                    EXHIBIT 10.7

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                           GOTHIC ENERGY CORPORATION

                                  as Issuer,

                                      AND

                             THE BANK OF NEW YORK,

                                  as Trustee


                         ____________________________


                                   INDENTURE


                          DATED AS OF APRIL 21, 1998


                         ____________________________

                                $104,000,000.00

             14_% SERIES A SENIOR SECURED DISCOUNT NOTES DUE 2006

                                      AND

             14_% SERIES B SENIOR SECURED DISCOUNT NOTES DUE 2006

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                               TABLE OF CONTENTS


ARTICLE I          Definitions And Incorporation By Reference..................1
     Section 1.01  Definitions.................................................1
     Section 1.02  Other Definitions..........................................22
     Section 1.03  Incorporation by Reference of Trust Indenture Act..........23
     Section 1.04  Rules of Construction......................................23

ARTICLE II         The Securities.............................................24
     Section 2.01  Form and Dating............................................24
     Section 2.02  Execution and Authentication...............................25
     Section 2.03  Registrar and Paying Agent.................................25
     Section 2.04  Paying Agent to Hold Money in Trust........................26
     Section 2.05  Holder Lists...............................................26
     Section 2.06  Transfer and Exchange......................................26
     Section 2.07  Replacement Securities.....................................34
     Section 2.08  Outstanding Securities.....................................34
     Section 2.09  Treasury Securities........................................35
     Section 2.10  Temporary Securities.......................................35
     Section 2.11  Cancellation...............................................35
     Section 2.12  Defaulted Interest.........................................36
     Section 2.13  Persons Deemed Owners......................................36
     Section 2.14  CUSIP Numbers..............................................36
     Section 2.15  Units and Unit Certificates................................36

ARTICLE III        Redemption.................................................38
     Section 3.01  Notice to Trustee..........................................38
     Section 3.02  Selection of Securities to Be Redeemed.....................38
     Section 3.03  Notice of Redemption.......................................38
     Section 3.04  Effect of Notice of Redemption.............................39
     Section 3.05  Deposit of Redemption Price................................39
     Section 3.06  Securities Redeemed in Part................................40
     Section 3.07  Optional Redemption........................................40

ARTICLE IV         Covenants..................................................41
     Section 4.01  Payment of Securities......................................41
     Section 4.02  SEC Reports................................................41
     Section 4.03  Compliance Certificates....................................41
     Section 4.04  Maintenance of Office or Agency............................42
     Section 4.05  Corporate Existence........................................43
     Section 4.06  Waiver of Stay, Extension or Usury Laws....................43
     Section 4.07  Payment of Taxes and Other Claims..........................43
     Section 4.08  Maintenance of Properties and Insurance....................43
     Section 4.09  Limitation on Incurrence of Additional Indebtedness........44
     Section 4.10  Limitation on Restricted Payments..........................44
     Section 4.11  Limitation on Sale of Assets...............................47
     Section 4.12  Limitation on Liens........................................50
     Section 4.13  Limitation on Sale/Leaseback Transactions..................50
     Section 4.14  Limitation on Payment Restrictions Affecting Restricted
                    Subsidiaries                                              50
     Section 4.15  Limitation on Issuances and Sales of Subsidiary Stock......51
     Section 4.16  Limitation on Transactions with Affiliates.................51
     Section 4.17  Change of Control..........................................51

                                      -i-
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     Section 4.18  Limitation on Line of Business.............................53

ARTICLE V          Successor Corporation......................................53
     Section 5.01  When Company May Merge, etc................................53
     Section 5.02  Successor Corporation Substituted..........................54

ARTICLE VI         Defaults And Remedies......................................54
     Section 6.01  Events of Default..........................................54
     Section 6.02  Acceleration...............................................57
     Section 6.03  Other Remedies.............................................58
     Section 6.04  Waiver of Past Defaults....................................59
     Section 6.05  Control by Majority........................................59
     Section 6.06  Limitation on Remedies.....................................59
     Section 6.07  Rights of Holders to Receive Payment.......................60
     Section 6.08  Collection Suit by Trustee.................................60
     Section 6.09  Trustee May File Proofs of Claim...........................60
     Section 6.10  Priorities.................................................60
     Section 6.11  Undertaking for Costs......................................61

ARTICLE VII        Trustee....................................................61
     Section 7.01  Duties of Trustee..........................................61
     Section 7.02  Rights of Trustee..........................................62
     Section 7.03  Individual Rights of Trustee...............................63
     Section 7.04  Trustee's Disclaimer.......................................64
     Section 7.05  Notice of Defaults.........................................64
     Section 7.06  Reports by Trustee to Holders..............................64
     Section 7.07  Compensation and Indemnity.................................64
     Section 7.08  Replacement of Trustee.....................................65
     Section 7.09  Successor Trustee by Merger, etc...........................66
     Section 7.10  Eligibility; Disqualification..............................66
     Section 7.11  Preferential Collection of Claims Against Company..........66
     Section 7.12  Appointment of Co-Trustee..................................66

ARTICLE VIII       Discharge Of Indenture.....................................67
     Section 8.01  Option to Effect Legal Defeasance or Covenant Defeasance...67
     Section 8.02  Legal Defeasance and Discharge.............................67
     Section 8.03  Covenant Defeasance........................................68
     Section 8.04  Conditions to Legal or Covenant Defeasance.................68
     Section 8.05  Deposited Money and U.S. Government Securities to be Held
                    in Trust; Other Miscellaneous Provisions..................70
     Section 8.06  Repayment to Company.......................................70
     Section 8.07  Reinstatement..............................................71

ARTICLE IX         Amendments, Supplements And Waivers........................71
     Section 9.01  Without Consent of Holders.................................71
     Section 9.02  With Consent of Holders....................................72
     Section 9.03  Compliance with Trust Indenture Act........................73
     Section 9.04  Revocation and Effect of Consents..........................73
     Section 9.05  Notation on or Exchange of Securities......................74
     Section 9.06  Trustee Protected..........................................74
     Section 9.07  Restrictions on Payments for Amendments, Waivers and
                    Modifications.............................................74

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ARTICLE X           Guarantees................................................75
     Section 10.01  Unconditional Guarantee...................................75
     Section 10.02  Guarantors May Consolidate, etc., on Certain Terms........76
     Section 10.03  Addition of Guarantors....................................76
     Section 10.04  Release of a Guarantor....................................77
     Section 10.05  Limitation of Guarantor's Liability.......................77
     Section 10.06  Contribution..............................................77
     Section 10.07  Execution and Delivery of Guarantee.......................78
     Section 10.08  Severability..............................................78

ARTICLE XI          Collateral and Security...................................78
     Section 11.01  Collateral and Pledge Agreement; Additional Collateral....78
     Section 11.02  Recording and Opinions....................................79
     Section 11.03  Release of Collateral.....................................80
     Section 11.04  Certificates of the Company...............................80
     Section 11.05  Certificates of the Trustee...............................81
     Section 11.06  Authorization of Actions To Be Taken by the Trustee Under
                     the Pledge Agreement.....................................81
     Section 11.07  Authorization of Receipt of Funds by the Trustee Under
                     the Pledge Agreement.....................................81
     Section 11.08  Termination of Security Interest..........................81

ARTICLE XII         Miscellaneous.............................................82
     Section 12.01  Trust Indenture Act Controls..............................82
     Section 12.02  Notices...................................................82
     Section 12.03  Communication by Holders with Other Holders...............83
     Section 12.04  Certificate and Opinion as to Conditions Precedent........83
     Section 12.05  Statements Required in Certificate or Opinion.............83
     Section 12.06  Rules by Trustee and Agents...............................84
     Section 12.07  Legal Holidays............................................84
     Section 12.08  Governing Law.............................................84
     Section 12.09  No Adverse Interpretation of Other Agreements.............84
     Section 12.10  No Recourse Against Others................................84
     Section 12.11  Successors................................................84
     Section 12.12  Duplicate Originals.......................................84
     Section 12.13  Severability..............................................84


                                     -iii-
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     INDENTURE, dated as of April 21, 1998, between GOTHIC ENERGY CORPORATION, an Oklahoma corporation (the "Company") and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Company's 14_% Series A Senior Secured Discount Notes due 2006 and the Company's 14_% Series B Senior Secured Discount Notes due 2006 (the "Series B Securities" and, collectively with the Series A Securities, the "Securities" or each, a "Security"):

                                   ARTICLE I

                  Definitions And Incorporation By Reference

Section I.1  Definitions

     "Accreted Value" means, for each $1,000 face amount of Securities, as of any date of determination prior to May 1, 2002, the sum of (i) the initial offering price of each Security ($578.42) and (ii) that portion of the excess of the principal amount of each Security over such initial offering price which shall have been accreted thereon through such date, such amount to be so accreted on a daily basis and compounded semi-annually on each May 1 and November 1 at the rate of 14_ per annum from the Issue Date through the date of determination.

     "Adjusted Consolidated Net Tangible Assets" or "ACNTA" means (without duplication), as of the date of determination, (a) the sum of (i) discounted future net revenue from proved oil and gas reserves of the Company and its consolidated Restricted Subsidiaries calculated in accordance with SEC guidelines before any state or federal income taxes, as estimated by independent petroleum engineers in a reserve report prepared as of the end of the Company's most recently completed fiscal year, as increased by, as of the date of determination, the discounted future net revenue of (A) estimated proved oil and gas reserves of the Company and its consolidated Restricted Subsidiaries attributable to any acquisition consummated since the effective date of such initial or year-end reserve reports and (B) estimated oil and gas reserves of the Company and its consolidated Restricted Subsidiaries attributable to extensions, discoveries and other additions and upward revisions of estimates of proved oil and gas reserves due to exploration, development or exploitation, production or other activities conducted or otherwise occurring since the effective date of such initial or year-end reserve reports which, in the case of sub-clauses (A) and (B), would, in accordance with standard industry practice, result in such increases, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such initial or year-end reserve reports), and decreased by, as of the date of determination, the discounted future net revenue of (C) estimated proved oil and gas reserves of the Company and its consolidated Restricted Subsidiaries produced or disposed of since the effective date of such initial or year-end reserve reports and (D) reductions in the estimated oil and gas reserves of the Company and its consolidated Restricted Subsidiaries since the effective date of such initial or year-end reserve reports attributable to downward revisions of estimates of proved oil

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and gas reserves due to exploration, development or exploitation, production or other activities conducted or otherwise occurring since the effective date of such initial or year-end reserve reports which would, in accordance with standard industry practice, result in such revisions, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such initial or year-end reserve reports); provided that, in the case of each of the determinations made pursuant to sub-clauses (A) through (D) above, such increases and decreases shall be as estimated by the Company's engineers, except that if as a result of such acquisitions, dispositions, discoveries, extensions or revisions, there is a Material Change and in connection with the incurrence of Indebtedness under Section 4.09, all or any part of an increase in discounted future net revenue resulting from the matters described in sub-clauses (A) and
(B) above are needed to permit the incurrence of such Indebtedness, then the discounted future net revenue utilized for purposes of this clause (a) (i) shall be confirmed in writing by independent petroleum engineers provided that, in the event that the determinations made pursuant to sub-clauses (C) and (D) above, when taken alone, would not cause a Material Change, then such written confirmation need only cover the incremental additions to discounted future net revenues resulting from the determinations made pursuant to sub-clauses (A) and
(B) above to the extent needed to permit the incurrence of such Indebtedness,
(ii) the capitalized costs that are attributable to oil and gas properties of the Company and its consolidated Restricted Subsidiaries to which no proved oil and gas reserves are attributed, based on the Company's books and records as of a date no earlier than the date of the Company's latest annual or quarterly financial statements plus the fair market value of any unproved properties acquired since such date, (iii) the Net Working Capital on a date no earlier than the date of the Company's latest annual or quarterly financial statements and (iv) the greater of (I) the net book value on a date no earlier than the date of the Company's latest annual or quarterly financial statements and (II) the appraised value, as estimated by independent appraisers, of other tangible assets (including Investments in unconsolidated Restricted Subsidiaries) of the Company and its consolidated Restricted Subsidiaries, as of a date no earlier than the date of the Company's latest audited financial statements, minus (b) the sum of (i) minority interests, (ii) any net non-current portion of gas balancing liabilities of the Company and its consolidated Restricted Subsidiaries reflected in the Company's latest annual or quarterly financial statements, (iii) the discounted future net revenue, calculated in accordance with SEC guidelines (utilizing the prices utilized in the Company's initial or year-end reserve reports), attributable to reserves which are required to be delivered to third parties to fully satisfy the obligations of the Company and its consolidated Restricted Subsidiaries with respect to Volumetric Production Payments on the schedules specified with respect thereto, (iv) the discounted future net revenue, calculated in accordance with SEC guidelines, attributable to reserves subject to Dollar-Denominated Production Payments which, based on the estimates of production included in determining the discounted future net revenue specified in (a) (i) above (utilizing the same prices utilized in the Company's initial or year-end reserve reports), would be necessary to fully satisfy the payment obligations of the Company and its consolidated Restricted Subsidiaries with respect to Dollar-Denominated Production Payments on the schedules specified with respect thereto and (v) the discounted future net revenue, calculated in accordance with SEC guidelines (utilizing the same prices utilized in the Company's initial or year-end reserve reports), attributable to reserves subject to participation interests, overriding royalty interests or other interests of third parties, pursuant to participation, partnership, vendor financing or other agreements then in effect, or which otherwise are required to be delivered to third parties. If the Company changes its method of accounting from

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the full cost method to the successful efforts method or a similar method of accounting, Adjusted Consolidated Net Tangible Assets will continue to be calculated as if the Company was still using the full cost method of accounting.

     "Adjusted Net Assets" of a Guarantor at any date shall mean the lesser of
(i) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Guarantor at such date and (ii) the amount by which the present fair saleable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Person under the Guarantee), excluding debt in respect of the Guarantee, as they become absolute and matured.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, control when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing; provided that a corporation shall not be deemed an Affiliate of the Company solely by reason of having a single common director with the Company who constitutes less than a majority of the directors of either the Company and the other corporation.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "Asset Sale" means any sale, lease, transfer, exchange or other disposition after the Issue Date having a fair market value of $1.0 million or more (or series of sales, leases, transfers, exchanges or dispositions during any fiscal year having an aggregate fair market value of such amount) of shares of Capital Stock of a consolidated Restricted Subsidiary (other than directors' Qualifying Shares), or of property or assets (including the creation of Dollar-Denominated Production Payments and Volumetric Production Payments, other than Dollar-Denominated Production Payments and Volumetric Production Payments created or sold in connection with the financing of, and within 30 days after, the acquisition of the properties subject thereto) or any interests therein (each referred to for purposes of this definition as a disposition) by the Company or any of its consolidated Restricted Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction (other than (a) by the Company to a Wholly Owned consolidated Restricted Subsidiary or by a Restricted Subsidiary to the Company or a Wholly Owned consolidated Restricted Subsidiary,
(b) a sale of oil, gas or other hydrocarbons or other mineral products in the ordinary course of business of the Company's oil and gas production operations,
(c) any abandonment, farm-in, farm-out, lease and sub-lease of developed and/or undeveloped properties made or entered into in the ordinary course of business (but excluding (x) any sale of a net profits or overriding royalty interest, in each case conveyed from or burdening proved developed or proved undeveloped reserves and (y) any sale of hydrocarbons or other mineral products as a result of the creation of Dollar-Denominated Production Payments or Volumetric Production Payments, other than Dollar-Denominated Production Payments and Volumetric Production Payments created or sold in connection with the financing of, and within 30 days after, the acquisition of the properties subject thereto), (d) the disposition of all or substantially all of the assets of the Company in compliance with Article V and Sale/Leaseback Transactions in compliance with Section 4.13, (e) the provision of services and equipment for the operation and development of the Company's oil and gas wells, in the ordinary course of the Company's oil and gas service businesses, notwithstanding that such transactions may be recorded as asset sales in accordance with full cost accounting guidelines, (f) the issuance by the Company of shares of its Capital Stock, (g) any trade or exchange by the Company or any Wholly Owned Restricted Subsidiary of oil and gas properties for other oil and gas properties owned or held by another Person provided that (i) the fair market value of the properties traded or exchanged by the Company or such Wholly Owned Restricted Subsidiary (including any cash or Cash Equivalents, not to exceed 15% of such fair market value, to be delivered by the Company or such Wholly Owned Restricted Subsidiary) is reasonably equivalent to the fair market value of the properties (together with any cash or Cash Equivalents, not to exceed 15% of such fair market value) to be received by the Company or such Wholly Owned Restricted Subsidiary as determined in good faith by the Board of Directors of the Company, which determination shall be certified by a resolution of the Board of Directors delivered to the Trustee if such fair market value is in excess of $5.0 million, provided that if such resolution indicates that such fair market value is in excess of $10.0 million such resolution shall be accompanied by a written appraisal by a nationally recognized investment banking firm or appraisal firm, in each case specializing or having a speciality in oil and gas properties, and (ii) such exchange is approved by a majority of Disinterested Directors of the Company, (h) the sale, transfer or other disposition in the ordinary course of business of oil and natural gas properties, or interests therein, provided that such properties either (A) do not have proved reserves attributed to them or (B) were purchased for the purpose of offering such properties for resale or participations by other Persons and (i) any transaction under the Sale and Participation Agreement (as in effect on the Issue Date)).

     "Attributable Indebtedness" means, with respect to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the present value of the total net amount of rent required to be paid by such Person under the lease during the primary term thereof, without giving effect to any renewals at the option of the lessee, discounted from the respective due dates thereof to such date at the rate of interest per annum implicit in the terms of the lease. As used in the preceding sentence, the net amount of rent under any lease for any such period shall mean the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon payment of a penalty, such net amount of rent shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the product of (x) the number of years from such date to the date of each successive scheduled principal payment of such Indebtedness multiplied by (y) the amount of such principal payment by (ii) the sum of all such principal payments.

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

     "Bank Credit Facility" means a revolving credit, term credit and/or letter of credit facility, the proceeds of which are used for working capital and other general corporate purposes to be entered into by one or more of the Company and/or its Restricted Subsidiaries and certain financial institutions, as amended, extended or refinanced from time to time. The New Credit Facility will constitute a Bank Credit Facility.

     "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person duly authorized to act on behalf of the Board of Directors of such Person.

     "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors or the managing partner(s) of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading and which is not a Legal Holiday.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock or partnership interests and any and all warrants, options and rights with respect thereto (whether or not currently exercisable), including each class of common stock and preferred stock of such Person.

     "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 90 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) demand and time deposits and certificates of deposit or acceptances with a maturity of 90 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million; (iii) commercial paper with a maturity of 90 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Ratings Services at least P-1 by Moody's Investors Service, Inc.; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; and (v) overnight bank deposits and bankers' acceptances at any commercial bank meeting the qualifications specified in clause (ii) above.

     "Change of Control" means the occurrence of any of the following: (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's and its Restricted Subsidiaries assets (determined on a consolidated basis) to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than to the Company or a Wholly

Owned Restricted Subsidiary of the Company which has executed a Guarantee required by this Indenture); (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the Voting Stock of the Company (for the purposes of this definition, such other Person shall be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other Person is the beneficial owner (as defined above), directly or indirectly, of more than 35% of the voting power of the Voting Stock of such parent corporation); or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

     "Chesapeake" means Chesapeake Gothic Corp., an Oklahoma corporation, together with its successors and assigns.

     "Collateral" means the "Pledged Collateral," as defined in the Pledge Agreement.

     "Company" means the party named as such above, until a successor replaces such Person in accordance with the terms of this Indenture, and thereafter means such successor.

     "Consolidated Interest Coverage Ratio" means, for any Reference Period, the ratio on a pro forma basis of (a) the sum of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) Consolidated Tax Expense, (iv) depreciation and depletion of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP on a consolidated basis plus (v) amortization of the Company and its Restricted Subsidiaries including, without limitation, amortization of capitalized debt issuance costs, as determined in accordance with GAAP on a consolidated basis, in each case as determined for the Reference Period to (b) Consolidated Interest Expense for such Reference Period; provided, that, in calculating each of the items set forth in the foregoing (i) acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio (the "Transaction Date") shall be assumed to have occurred on the first day of the Reference Period, (ii) the incurrence of any Indebtedness (including the issuance of the Securities) or issuance of any Disqualified Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of such Reference Period, (iii) any Indebtedness that had been outstanding during the Reference Period that has been repaid on or prior to the Transaction Date shall be assumed to have been repaid as of the first day of such Reference Period, (iv) the Consolidated Interest Expense attributable to interest on any Indebtedness or dividends on any Disqualified Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the rate in effect on the Transaction Date was the average rate in effect during the entire Reference Period and (v) in determining the amount of Indebtedness pursuant to Section 4.09, the incurrence of Indebtedness or issuance of Disqualified Stock giving rise to the need to calculate the Consolidated Interest Coverage Ratio and, to the extent the net proceeds from the incurrence or issuance thereof are used to retire Indebtedness, the application of the proceeds therefrom shall be assumed to have occurred on the first day of the Reference Period.

     "Consolidated Interest Expense" means, with respect to the Company and its Restricted Subsidiaries, for the Reference Period, the aggregate amount (without duplication) of (a) interest expensed in accordance with GAAP (including, in accordance with the following sentence, interest attributable to Capitalized Lease Obligations, but excluding interest attributable to Dollar-Denominated Production Payments and amortization of deferred debt expense) during such period in respect of all Indebtedness of the Company and its Restricted Subsidiaries (including (i) amortization of original issue discount on any Indebtedness (other than with respect to the Securities), (ii) the interest portion of all deferred payment obligations, calculated in accordance with GAAP and (iii) all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financings and currency and interest rate swap arrangements, in each case to the extent attributable to such period), and (b) dividend requirements of the Company and its Restricted Subsidiaries with respect to any Preferred Stock or Disqualified Stock dividends (whether in cash or otherwise (except dividends paid solely in shares of Capital Stock other than Disqualified Stock)) paid (other than to the Company or any of its Restricted Subsidiaries), declared, accrued or accumulated during such period, divided by one minus the applicable actual (effective) combined federal, state, local and foreign income tax rate of the Company and its Restricted Subsidiaries (expressed as a decimal), on a consolidated basis, for the Reference Period preceding the date of the transaction giving rise to the need to calculate Consolidated Interest Expense, in each case to the extent attributable to such period and excluding items eliminated in consolidation. For purposes of this definition, (a) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (b) interest expense attributable to any Indebtedness represented by the guarantee by the Company or a Restricted Subsidiary of the Company of an obligation of another Person (other than the Company or any other Restricted Subsidiary) shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

     "Consolidated Net Income" of the Company means, for any period, the aggregate net income (or loss) of the Company and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided, however, that there shall not be included in such Consolidated Net
Income: (a) any net income of any Person if such Person is not the Company or a consolidated Restricted Subsidiary, except that (i) subject to the limitations contained in clause (d) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed by such Person during such period to the Company or a Wholly Owned Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Wholly Owned Restricted Subsidiary, to the limitations contained in clause (c) below) and (ii) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income; (b) any net income (or loss) of any Person acquired by the Company or a Restricted Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (c) the net income of any Restricted Subsidiary to the extent that the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, is prohibited;
(d) any gain (but not loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or any Restricted Subsidiary (including pursuant to any Sale/Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person; (e) any gain (but not loss) from currency exchange transactions not in the ordinary course of business consistent with past practice; (f) the cumulative effect of a change in accounting principles; (g) to the extent deducted in the calculation of net income, the non-cash charges associated with the repayment of Indebtedness with the proceeds from the sale of the Securities and the prepayment of any of the Securities; (h) any writedowns of noncurrent assets; provided, however, that any ceiling limitation writedowns under SEC guidelines shall be treated as capitalized costs, as if such writedowns had not occurred; and (i) any gain (but not loss) attributable to extraordinary items.

     "Consolidated Net Worth" means, with respect to the Company and its Restricted Subsidiaries, as at any date of determination, the sum of Capital Stock (other than Disqualified Stock) and additional paid-in capital plus retained earnings (or minus accumulated deficit) minus all intangible assets, including, without limitation, organization costs, patents, trademarks, copyrights, franchises, research and development costs, and any amount reflected in treasury stock, of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

     "Consolidated Tax Expense" means, for any Reference Period, the provisions for federal, state, local and foreign income taxes (including state franchise taxes accounted for as income taxes in accordance with GAAP) of the Company and its Restricted Subsidiaries for such Reference Period as determined on a consolidated basis in accordance with GAAP; provided, that if for any Reference Period the Company and its Restricted Subsidiaries has a federal, state, local and foreign income tax benefit reported in accordance with GAAP, such benefit shall be subtracted from the numerator of the Consolidated Interest Coverage Ratio.

     "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

     "Defaulted Interest" has the meaning set forth in Section 2.12 of this Indenture.

     "Definitive Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A, that do not include the information called for by footnotes 1 and 2 thereof, and do not have attached the additional schedule referred to in footnote 3 thereof; provided that, on or prior to the Unit Termination Date, the term "Global Security" shall mean the Units evidenced by a Unit Certificate that does not include the information called for by footnotes 1 and 2, and do not have attached the additional schedule referred to in footnote 3 to, the form of Unit Certificate attached as Exhibit G hereto.

     "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the

Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

     "Disinterested Director" means, with respect to an Affiliate Transaction or series of related Affiliate Transactions, a member of the Board of Directors of the Company who has no financial interest, and whose employer has no financial interest, in such Affiliate Transaction or series of related Affiliate Transactions.

     "Disqualified Stock" means any Capital Stock of the Company or any Restricted Subsidiary of the Company which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or with the passage of time, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date or which is exchangeable or convertible into debt securities of the Company or any Restricted Subsidiary of the Company, except to the extent that such exchange or conversion rights cannot be exercised prior to the Maturity Date.

     "Dollar-Denominated Production Payments" mean production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

     "Effective Registration" means the Company shall have (i) commenced the Exchange Offer for the Securities pursuant to an effective registration statement under the Securities Act or (ii) filed and caused to become effective the Shelf Registration under the Securities Act for the sale of Securities by Holders.

     "Equity Offering" means any underwritten public offering of common stock of the Company pursuant to a registration statement (other than Form S-8) filed pursuant to the Securities Act or any private placement of Capital Stock (other than Disqualified Stock) of the Company (other than to any Person who, prior to such private placement, was a Subsidiary of the Company or any other Person controlled by the Company) which offering or placement is consummated after the Issue Date.

     "Event of Default" shall have the meaning set forth in Section 6.1 of this Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

     "Exchange Offer" shall have the meaning given such term in the Registration Rights Agreement.

     "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the Issue Date.

     "GPC" means Gothic Production Corporation, an Oklahoma corporation.

     "Global Security" means a Security that contains the language referred to in footnotes 1 and 2 and the additional schedule referred to in footnote 3 to the form of the Securities attached hereto as Exhibit A; provided that, on or prior to the Unit Termination Date, the term "Global Security" shall mean the Units evidenced by a Unit Certificate that contains the language referred to in footnotes 1 and 2 and the additional schedule referred to in footnote 3 to the form of Unit Certificate attached hereto as Exhibit G.

     "Guarantee" or "Guarantees" means any Guarantee issued by existing or future Restricted Subsidiaries pursuant to Article X hereof.

     "Guarantor" means (i) each of the Restricted Subsidiaries that becomes a guarantor of the Securities in compliance with the provisions of Article X hereof and (ii) each of the Subsidiaries executing a supplemental indenture in which such Subsidiary agrees to be bound by the terms of the Indenture; in each case until such time, if any, as such Subsidiary is released from the Guarantee pursuant to Section 10.04 hereof. As of the Issue Date, there are no Guarantors.

     "Holder" means a Person in whose name a Security is registered on the Registrar's books.

     "Indebtedness" means, without duplication, with respect to any Person, (a) all obligations of such Person (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business), (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a Capitalized Lease Obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (b) all net obligations of such Person under interest rate swap obligations, commodity swap obligations and foreign currency hedges, except to the extent such net obligations are taken into account in the determination of future net revenues from proved oil and gas reserves for purposes of the calculation of Adjusted Consolidated Net Tangible Assets; (c) all liabilities of others of the kind described in the preceding clauses (a) or (b) that such Person has guaranteed or that are otherwise its legal liability (including, with respect to any Production Payment, any warranties or guaranties of production or payment by such Person with respect to such Production Payment but excluding other contractual obligations of such Person with respect to such Production Payment); (d) Indebtedness (as otherwise defined in this definition) of another Person secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of (1) the full amount of such obligations so secured and (2) the fair market value of such asset, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a resolution of such Board; (e) with respect to such Person, the liquidation preference or any mandatory redemption payment obligations in respect of Disqualified Stock; (f) the aggregate preference in respect of amounts payable on the issued and outstanding shares of Preferred Stock of any of the Company's Restricted Subsidiaries in the event of any voluntary or involuntary liquidation, dissolution or winding up (excluding any such preference attributable to such shares of Preferred Stock that are owned by such Person or any of its Restricted Subsidiaries; provided, that if such Person is the Company, such exclusion shall be for such preference attributable to such shares of Preferred Stock that are owned by the Company or any of its Restricted Subsidiaries); and (g) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c), (d), (e), (f) or this clause (g), whether or not between or among the same parties. Subject to clause (c) of the preceding sentence, neither Dollar-Denominated Production Payments nor Volumetric Production Payments shall be deemed to be Indebtedness.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

     "Investment" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of assets, Indebtedness, Capital Stock or other securities of any other Person and (iv) all other items that would be classified as investments (including, without limitation, purchases of assets outside the ordinary course of business) or advances on a balance sheet of such Person prepared in accordance with GAAP.

     "Issue Date" means the date on which the Securities are originally issued under this Indenture.

     "Lien" means, with respect to any Person, any mortgage, pledge, lien, encumbrance, easement, restriction, covenant, right-of-way, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property of such Person, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option, right of first refusal or other similar agreement to sell, in each case securing obligations of such Person and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute or statutes) of any jurisdiction).

     "Make-Whole Amount" means, with respect to a Security, an amount equal to the excess, if any, of (i) the present value of the remaining interest, premium, and principal payment due on such Security as if such Security were redeemed on May 1, 2003, in each case computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (ii) (A) if prior to May 1, 2003, the Accreted Value of such Security or (B) thereafter, the outstanding principal amount of such Security. "Treasury Rate" is defined as the yield to maturity at the time of the computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15(519), which has become publicly available at least two business days prior to the date of the redemption notice or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining maturity of the Securities assuming redemption of the Securities on May 1, 2003; provided, however, that if the Make-Whole Average Life of such Security is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the

Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of the United States Treasury securities for which such yields are given, except that if the Make-Whole Average Life of such Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. "Make-Whole Average Life" means the number of years (calculated to the nearest one-twelfth of a year) between the date of redemption and May 1, 2003.

     "Make-Whole Price" means the greater of (i) the sum of (A) (1) prior to May 1, 2003, the Accreted Value of such Security or (2) thereafter, the outstanding principal amount of such Security and (B) Make-Whole Amount of such Security, and (ii) prior to May 1, 2003 the Accreted Value, and thereafter the outstanding principal amount, of such Security.

     "Material Change" means an increase or decrease (excluding changes that result solely from changes in prices) of more than either (i) 10% from the end of the immediately preceding fiscal quarter in the estimated discounted future net revenue from proved oil and gas reserves of the Company and its consolidated Restricted Subsidiaries, or (ii) 20% from the end of the immediately preceding year in the estimated discounted future net revenue from proved oil and gas reserves of the Company and its consolidated Restricted Subsidiaries, in each case calculated in accordance with clause (a) (i) of the definition of Adjusted Consolidated Net Tangible Assets; provided, however, that the following will be excluded from the calculation of Material Change: (a) any acquisitions of oil and gas reserves made after the end of the immediately preceding year for which the discounted future net revenues have been estimated by independent petroleum engineers since the end of the preceding year and on which a report or reports exist and (b) any disposition of properties existing at the beginning of the current quarter or current year, as the case may be, for purposes of clause (i) or clause (ii) above, that have been disposed of as provided in Section 4.11.

     "Maturity Date" means May 1, 2006.

     "Net Cash Proceeds" means (a) with respect to any Asset Sale or Sale/Leaseback Transaction of any Person, an amount equal to aggregate cash proceeds received (including any cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, and excluding any other consideration until such time as such consideration is converted into cash) therefrom, in each case net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state or local taxes required to be accrued as a liability as a consequence of such Asset Sale or Sale/Leaseback Transaction, and (b) in the case of any sale by the Company of securities pursuant to clauses (B) or (C) of Section 4.10(a)(iii), the amount of aggregate net cash proceeds received by the Company, after payment of expenses, commissions, discounts and any other transaction costs incurred in connection therewith.

     "Net Working Capital" means (i) all current assets of the Company and its consolidated Restricted Subsidiaries, minus (ii) all current liabilities of the Company and its consolidated Restricted Subsidiaries (including the net current portion of gas balancing liabilities), except current liabilities included in Indebtedness.

     "New Credit Facility" means the Loan Agreement dated as of April 27, 1998 between GPC and Bank One, Texas, N.A., as amended from time to time.

     "Non-Recourse Indebtedness" means Indebtedness or that portion of Indebtedness of a Person as to which (a) neither the Company nor any Restricted Subsidiary (i) provides credit support including any undertaking, agreement or instrument which would constitute Indebtedness or (ii) is directly or indirectly liable for such Indebtedness and (b) no default with respect to such Indebtedness (including any rights which the holders thereof may have to take enforcement action against such Person) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than Non-Recourse Indebtedness) of the Company or its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     "Notes Liquidated Damages" shall have the meaning given such term in the Registration Rights Agreement.

     "Officer" means, with respect to any Person, the Chairman of the Board, the President, any Vice President, the Chief Financial Officer or the Treasurer of such Person.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either a Secretary, Assistant Secretary or Assistant Treasurer of such Person. One of the Officers signing an Officers' Certificate given pursuant to Section 4.03(a) shall be the principal executive, financial or accounting Officer of the Person delivering such certificate.

     "Oil and Gas Business" means the business of the exploration for, and exploitation, development, production, processing (but not refining), marketing, storage and transportation of, hydrocarbons, and other related energy and natural resources businesses (including oil and gas services businesses related to the foregoing).

     "Oil and Gas Securities" means the Voting Stock of a Person primarily engaged in the Oil and Gas Business, provided that such Voting Stock shall constitute a majority of the Voting Stock of such Person in the event that such Voting Stock is not registered under Section 12 of the Exchange Act.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company (or any Guarantor, if applicable) or the Trustee.

     "Payment Default" shall have the meaning set forth in Section 6.01(4) of this Indenture.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "PBGC Plan" shall mean any employee pension benefit plan as defined in
Section 3(2) of ERISA sponsored by the Company or an ERISA Affiliate (excluding any Multiemployer Plan and any Multiple Employer Plan) and which is subject to Title IV of ERISA or Section 412 of the Code.

     "Permitted Business Investments" means (i) Investments in assets used in the Oil and Gas Business; (ii) the acquisition of Oil and Gas Securities; (iii) the entry into operating agreements, joint ventures, processing agreements, farmout agreements, development agreements, area of mutual interest agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, joint bidding agreements, service contracts, partnership agreements (whether general or limited) or other similar or customary agreements, transactions, properties, interests or arrangements, and Investments and expenditures in connection therewith or pursuant thereto, in each case made or entered into in the ordinary course of the Oil and Gas Business, excluding solely for purposes of this clause (iii), however, Investments in corporations; (iv) the acquisition of working interests, royalty interests or mineral leases relating to oil and gas properties; (v) Investments by the Company or any Wholly Owned Restricted Subsidiary in any Person which, immediately prior to the making of such Investment, is a Wholly Owned Restricted Subsidiary; (vi) Investments in the Company by any Wholly Owned Restricted Subsidiary; (vii) Investments permitted under Section 4.11 and Section 4.13;
(viii) Investments in any Person the consideration for which consists of Capital Stock (other than Disqualified Stock); and (ix) Investments constituting obligations under hedging arrangements described in clause (viii) of the definition of "Permitted Indebtedness".

     "Permitted Company Refinancing Indebtedness" means Indebtedness of the Company, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of the Company, provided that (i) if the Indebtedness (including the Securities) being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Securities, then such Indebtedness is pari passu or subordinated in right of payment to, as the case may be, the Securities at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased,
(ii) such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and (iii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased; provided, further, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Company Refinancing Indebtedness) is in an aggregate principal amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is) not in excess of the aggregate principal amount then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with GAAP).

     "Permitted Financial Investments" means the following kinds of instruments if, in the case of instruments referred to in clauses (i) through (iv) below, on the date of purchase or other acquisition of any such instrument by the Company or any Restricted Subsidiary, the remaining term to maturity is not more than one year: (i) readily marketable obligations issued or unconditionally guaranteed as to principal of and interest on by the United States of America or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States of America; (ii) repurchase obligations for instruments of the type described in clause (i) for which delivery of the instrument is made against payment; (iii) obligations (including, but not limited to, demand or time deposits, bankers' acceptances and certificates of deposit) issued by a depository institution or trust company incorporated or doing business under the laws of the United States of America, any state thereof or the District of Columbia or a branch or subsidiary of any such depository institution or trust company operating outside the United States, provided, that such depository institution or trust company has, at the time of the Company's or such Restricted Subsidiary's investment therein or contractual commitment providing for such investment, capital surplus or undivided profits (as of the date of such institution's most recently published financial statements) in excess of $500 million; (iv) commercial paper issued by any corporation, if such commercial paper has, at the time of the Company's or any Restricted Subsidiary's investment therein or contractual commitment providing for such investment, credit ratings of A-1 (or higher) by Standard & Poor's Ratings Services and P-1 (or higher) by Moody's Investors Services, Inc.; and (v) money market mutual or similar funds having assets in excess of $500 million.

     "Permitted Indebtedness" means (i) Indebtedness of the Company and its Restricted Subsidiaries outstanding as of the Issue Date; (ii) Indebtedness of the Company and its Restricted Subsidiaries that are, or will become, guarantors under a Bank Credit Facility as the same may be amended, refinanced or replaced, in a principal amount outstanding at any time not to exceed a principal amount equal to the greater of (a) $25.0 million and (b) 10% of Adjusted Consolidated Net Tangible Assets, plus related accrued interests and costs, less any Net Cash Proceeds applied in accordance with Section 4.11(b) to repay or prepay such Indebtedness that results in a permanent reduction in any revolving credit or other commitment relating thereto or the maximum amount that may be borrowed thereunder; (iii) other Indebtedness of the Company and its Restricted Subsidiaries in a principal amount not to exceed $10.0 million at any one time outstanding plus accrued interest thereon; (iv) Non-Recourse Indebtedness; (v) Indebtedness of the Company to any Wholly Owned Restricted Subsidiary of the Company and Indebtedness of any Restricted Subsidiary of the Company to the Company or another Wholly Owned Restricted Subsidiary of the Company; (vi) Permitted Company Refinancing Indebtedness; (vii) Permitted Subsidiary Refinancing Indebtedness; (viii) obligations under hedging arrangements that the Company and its Restricted Subsidiaries enter into in the ordinary course of business for the purpose of protecting their production against fluctuations in oil and natural gas prices; (ix) Indebtedness under the Securities; (x) Indebtedness of a Restricted Subsidiary pursuant to a Guarantee of the Securities pursuant to Article X of this Indenture; (xi) any interest rate hedging obligations so long as the related Indebtedness constitutes the Bank Credit Facility or the Securities; and (xii) Indebtedness of the Company and its Restricted Subsidiaries under the Senior Secured Note Indenture, the Senior Secured Notes and the guarantees and security documents now or hereafter executed and delivered in connection therewith.

     "Permitted Investments" means Permitted Business Investments and Permitted Financial Investments.

     "Permitted Liens" means (i) Liens outstanding as of the Issue Date; (ii) Liens now or hereafter securing a Bank Credit Facility, provided, such liens are limited to securing Indebtedness in an amount not in excess of that permitted to be incurred in accordance with clause (ii) of the definition of "Permitted Indebtedness"; (iii) Liens now or hereafter securing any interest rate hedging obligations so long as the related Indebtedness constitutes the Bank Credit Facility or the Securities (or any Refinancing Indebtedness of the Company in respect thereof); (iv) Liens securing Indebtedness, the proceeds of which are used to refinance secured Indebtedness of the Company or its Restricted Subsidiaries; provided, that such Liens extend to or cover only the property or assets currently securing the Indebtedness being refinanced; (v) Liens for taxes, assessments and governmental charges not yet delinquent or being contested in good faith and for which adequate reserves have been established to the extent required by GAAP; (vi) mechanics', workmen's, materialmen's, operators' or similar Liens arising in the ordinary course of business; (vii) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations; (viii) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety, stay, appeal indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business; (ix) survey exceptions, encumbrances, easements or reservations of, or rights of others for, rights of way, zoning or other restrictions as to the use of real properties, and minor defects in title which, in the case of any of the foregoing, were not incurred or created to secure the payment of borrowed money or the deferred purchase price of property or services, and in the aggregate do not materially adversely affect the value of such properties or materially impair use for the purposes of which such properties are held by the Company or any Restricted Subsidiaries; (x) Liens on, or related to, properties to secure all or part of the costs incurred in the ordinary course of business of exploration, drilling, development or operation thereof; (xi) Liens on pipeline or pipeline facilities which arise out of operation of law; (xii) judgment and attachment Liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and for which adequate reserves have been made; (xiii) (a) Liens upon any property of any Person existing at the time of acquisition thereof by the Company or a Restricted Subsidiary, (b) Liens upon any property of a Person existing at the time such Person is merged or consolidated with the Company or any Restricted Subsidiary or existing at the time of the sale or transfer of any such property of such Person to the Company or any Restricted Subsidiary, or (c) Liens upon any property of a Person existing at the time such Person becomes a Restricted Subsidiary; provided, that in each case such Lien has not been created in contemplation of such sale, merger, consolidation, transfer or acquisition, and provided that in each such case no such Lien shall extend to or cover any property of the Company or any Restricted Subsidiary other than the property being acquired and improvements thereon; (xiv) Liens on deposits to secure public or statutory obligations or in lieu of surety or appeal bonds entered into in the ordinary course of business; (xv) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Restricted Subsidiary on deposit with or in possession of such bank; (xvi) purchase money security interests granted in connection with the acquisition of assets in the ordinary course of business and consistent with past practices, provided, that
(A) such Liens attach only to the property so acquired with the purchase money indebtedness secured thereby and (B) such Liens secure only Indebtedness that is not in excess of 100% of the purchase price of such assets; (xvii) Liens reserved in oil and gas mineral leases for bonus or rental payments and for compliance with the terms of such leases; (xviii) Liens arising under partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, purchase, exchange, transportation or processing (but not refining) of oil, gas or other hydrocarbons, unitization and pooling declarations and agreements, development agreements, operating agreements, area of mutual interest agreements, and other similar agreements which are customary in the Oil and Gas Business; (xix) Liens securing obligations under hedging arrangements that the Company or any Restricted Subsidiary enters into in the ordinary course of business for the purpose of protecting its production against fluctuations in oil and natural gas prices; (xx) Liens to secure Dollar-Denominated Production Payments and Volumetric Production Payments; and (xxi) Liens now or hereafter securing the Senior Secured Note Indenture and the Senior Secured Notes.

     "Permitted Subsidiary Refinancing Indebtedness" means Indebtedness of any Restricted Subsidiary, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of such Restricted Subsidiary, provided that (i) if the Indebtedness (including any guarantee) being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Guarantee, then such Indebtedness is pari passu with or subordinated in right of payment to, as the case may be, the Guarantee at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and (iii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased, provided, further, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Subsidiary Refinancing Indebtedness) is in an aggregate principal amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is) not in excess of the aggregate principal amount then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with GAAP); provided, however, that a Restricted Subsidiary shall not incur refinancing Indebtedness to renew, extend, refinance, refund or repurchase outstanding Indebtedness of another Restricted Subsidiary unless such Restricted Subsidiary is a Guarantor.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Pledge Agreement" means the Pledge Agreement dated as of the date of this Indenture and attached as Exhibit H hereto, as such agreement may be amended, modified or supplemented from time to time.

     "Preferred Stock" as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated), which is preferred as to the payment of dividends, or upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

     "Production Payments" means, collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

     "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with
Article XI of Regulation S-X under the Securities Act.

     "Reference Period" means, with respect to any Person, the four full consecutive fiscal quarters ended with the last full fiscal quarter for which financial information is available immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities or this Indenture.

     "Registration Rights Agreement" means, collectively, (i) the Registration Rights Agreement of Notes, dated as of April 21, 1998, by and among the Company and each of the purchasers named on the signature pages thereto, and (ii) the Registration Rights Agreement of Warrants, dated as of April 21, 1998, by and among the Company and each of the purchasers named on the signature pages thereto, as each such agreement may be amended, modified or supplemented from time to time.

     "Restricted Payment" means, with respect to any Person, any of the following: (i) any dividend or other distribution in respect of such Person's Capital Stock (other than (a) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) and (b) in the case of Restricted Subsidiaries of the Company, dividends or distributions payable to the Company or to a Restricted Subsidiary of the Company); (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock, or any option, warrant, or other right to acquire shares of Capital Stock, of the Company or any of its Restricted Subsidiaries (but excluding (a) any cashless exercise of warrants or options or (b) payments in respect of cash elections or phantom stock or similar awards under any director or employee benefit plan or arrangement provided such payment is recorded as a compensation expense under
GAAP); (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Indebtedness which is subordinated in right of payment to the Securities; and (iv) the making by such Person of any Investment other than a Permitted Investment.

     "Restricted Securities" mean Securities that bear or are required to bear the Restricted Securities Legend.

     "Restricted Subsidiary" means any Subsidiary, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary or is designated as an Unrestricted Subsidiary pursuant to the terms of this Indenture.

     "Restricted Securities Legend" means the legend set forth on the face of the form of Security attached hereto as Exhibit A (or prior to the Unit Termination Date, Exhibit G), pursuant to Section 2.06.

     "Sale and Participation Agreement" means that certain Sale and Participation Agreement between Chesapeake, the Company, GPC and Gothic Energy of Texas, Inc., dated as of March 31, 1998, as in effect on the Issue Date.

     "Sale/Leaseback Transaction" means with respect to the Company or any of its Restricted Subsidiaries, any arrangement with any Person providing for the leasing by the Company or any of its Restricted Subsidiaries of any principal property, acquired or placed into service more than 180 days prior to such arrangement, whereby such property has been or is to be sold or transferred by the Company or any of its Restricted Subsidiaries to such Person.

     "SEC" means the Securities and Exchange Commission.

     "Securities" or "Security" means the Company's 14_% Series A Senior Secured Discount Notes due 2006 and the Company's 14_% Series B Senior Secured Discount Notes due 2006, as either may be amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture; provided that on or prior to the Unit Termination Date, the term "Securities" shall also include the Units.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

     "Senior Indebtedness" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter incurred), unless such Indebtedness is contractually subordinate or junior in right of payment of principal, premium and interest to the Securities.

     "Senior Indebtedness of a Restricted Subsidiary" means any Indebtedness of such Restricted Subsidiary (whether outstanding on the date hereof or hereafter incurred), unless such Indebtedness is contractually subordinate or junior in right of payment of principal, premium and interest to the Guarantees.

     "Separation Date" shall mean the earlier of (i) the date that a registration statement filed in respect of the Exchange Offer is declared effective by the SEC and (ii) October 23, 1998.

     "Senior Secured Notes" means GPC's 11_% Senior Secured Notes due 2005 to be issued pursuant to the Senior Secured Note Indenture.

     "Senior Secured Note Indenture" means the Indenture dated April 21, 1998 among GPC, the Company and the trustee party thereto, as such agreement may be amended, modified or supplemented from time to time.

     "Series A Securities" means the Company's 14_% Series A Senior Secured Discount Notes due 2006 to be issued pursuant to this Indenture.

     "Series B Securities" means the Company's 14_% Series B Senior Secured Discount Notes due 2006 to be issued pursuant to this Indenture and in the Exchange Offer.

     "Shelf Registration" shall have the meaning given such term in the Registration Rights Agreement.

     "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and, when used with respect to any other Indebtedness or any installment of interest thereon, means the date specified in the instrument evidencing or governing such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

     "Subsidiary," means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but, in the case of any such limited partner, only if such Person or its subsidiary is entitled to receive more than 50 percent of the assets of such partnership upon its dissolution, or (iii) any other Person (other than a corporation or partnership) in which such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

     "Subsidiary Guarantor" means any Subsidiary which is a Guarantor.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in
Section 9.03.

     "Trust Officer" means any officer or assistant officer within the corporate trust department of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

     "Unrestricted Subsidiary" means (i) any Subsidiary of an Unrestricted Subsidiary or (ii) any Subsidiary of the Company or of a Restricted Subsidiary that is designated as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors in accordance with the requirements of the following sentence; provided that in no event shall (i) the assets owned by GPC on the Issue Date be transferred to or held by an Unrestricted Subsidiary and (ii) GPC be an Unrestricted Subsidiary. The Company may designate any Subsidiary of the Company or of a Restricted Subsidiary (including a newly acquired or newly formed Subsidiary or any Restricted Subsidiary of the Company), to be an Unrestricted Subsidiary by a resolution of the Board of Directors of the Company, as evidenced by written notice thereof delivered to the Trustee, if immediately after giving pro forma effect to such designation, (i) the Company could incur at least $1.00 of additional Indebtedness pursuant to the provisions of Section 4.09(a), (ii) the Company could make an additional Restricted Payment of at least $1.00 pursuant to provisions of Section 4.10, (iii) such Subsidiary does not own or hold any Capital Sock of, or any lien on any property of, the Company or any Restricted Subsidiary, (iv) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Non-Recourse Indebtedness, (v) neither the Company nor any Restricted Subsidiary guarantees any Indebtedness of such Subsidiary or otherwise directly or indirectly provides any credit support to such Subsidiary, (vi) such Subsidiary is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation, (x) to subscribe for additional Capital Stock, or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results and (vii) no Default or Event of Default would occur or be continuing after giving effect to such designation. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date pursuant to Section 4.09, the Company shall be in default of such covenant). The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if, immediately after giving effect to such designation, (i) the Company could incur at least $1.00 of additional Indebtedness pursuant to the provisions of Section 4.09(a) and (ii) no Default or Event of Default shall have occurred and be continuing.

     "U.S. Government Securities" means, as to any Person, securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

     "U.S. Legal Tender" means such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

     "Units" shall mean a trading unit consisting of (i) $1,000 principal amount of Series A Securities and (ii) 7.933 Warrants pursuant to the Warrant Agreement and Section 2.15 hereof.

     "Unit Certificate" shall mean a certificate of the Company substantially in the form set forth in Exhibit G evidencing ownership by the Holder of Units.

     "Unit Termination Date" shall have the meaning set forth in Section
2.15(c).

     "Volumetric Production Payments" mean production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

     "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of contingency) to vote in the election of members of the Board of Directors or other governing body of such person.

     "Warrants" or "Warrant" shall mean all, or one of, the aggregate 825,000 Common Stock Purchase Warrants of the Company issued pursuant to the Warrant Agreement.

     "Warrant Agreement" shall mean that certain Warrant Agreement dated as of April 21, 1998 between the Company and American Stock Transfer & Trust Company, as Warrant Agent.

     "Wholly Owned Subsidiary" means, as to any Person, a Subsidiary all of the Capital Stock (other than directors' qualifying shares if applicable) of which is owned by such Person or another Wholly Owned Subsidiary of such Person.

     "Wholly Owned Restricted Subsidiary" means, as to any Person, any Wholly Owned Subsidiary of such Person which is also a Restricted Subsidiary.

Section I.2  Other Definitions

                            Term                           Defined in Section
     "Affiliate Transaction"............................................ 4.16
     "Bankruptcy Law"................................................... 6.01
     "Change of Control Offer".......................................... 4.17
     "Change of Control Notice"......................................... 4.17
     "Change of Control Payment Date"................................... 4.17
     "Covenant Defeasance".............................................. 8.03
     "Custodian"........................................................ 6.01
     "Defaulted Interest"............................................... 2.12
     "Excess Proceeds".................................................. 4.11
     "Funding Guarantor"................................................10.06
     "incur"............................................................ 4.09
     "Legal Defeasance"................................................. 8.02
     "Legal Holiday"....................................................13.07
     "Net Proceeds Offer"............................................... 4.11
     "Net Proceeds Offer Amount"........................................ 4.11
     "Net Proceeds Payment Date"........................................ 4.11
     "Paying Agent"..................................................... 2.03
     "Payment Default".................................................. 6.01
     "Payment Restriction".............................................. 4.14
     "Period"........................................................... 4.11
     "QIB".............................................................. 2.06
     "Registrar"........................................................ 2.03

Section I.3  Incorporation by Reference of Trust Indenture Act


     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms, if used in this Indenture, have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Securities and the Guarantees.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company, the Guarantors and any other obligor on the Securities or the Guarantees.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them therein.

Section I.4  Rules of Construction

     Unless the context otherwise requires:

             (1)  a term has the meaning assigned to it;

             (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

             (3)  "or" is not exclusive;

             (4) words in the singular include the plural, and words in the plural include the s ingular;

             (5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine genders;

             (6)  provisions apply to successive events and transactions; and

             (7) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision.

                                  ARTICLE II

                                The Securities

Section II.1  Form and Dating

     The Securities and the certificate of authentication, and the notation on the Securities relating to the Guarantee and the certificate of authentication relating to the Guarantee, shall be substantially in the forms of Exhibits A and A-1, respectively. The Securities may also have such insertions, omissions, substitutions and variations as are required or as may be permitted by or consistent with this Indenture and, in this regard, Securities issued pursuant to the Exchange Offer in accordance with Section 2.06(g) may be referred to as Series B Securities on the face and reverse of the certificate and bear a CUSIP number different from that applicable to Securities bearing a Restricted Securities Legend. The provisions of Exhibits A and A-1 are part of this Indenture. The Securities may have notations, legends and endorsements required by law or stock exchange rule or usage. Restricted Securities shall bear the Restricted Securities Legend, unless removed in accordance with Section 2.06. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

     The terms and provisions contained in the Securities and the Guarantee shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Guarantors, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Securities offered and sold in reliance on Rule 144A under the Securities Act will initially be issued only in the form of one or more Global Securities. Securities offered and sold in reliance on any other exemption from registration under the Securities Act will be issued only in the form of Definitive Securities.

     Securities issued in global form shall be substantially in the form of Exhibit A attached hereto (including the text referred to in footnotes 1 and 2 thereto and the additional schedule referred to in footnote 3 thereto). Securities issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without including the text referred to in footnotes 1 and 2 thereto and the additional schedule referred to in footnote 3 thereto). Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof. Subject to the provisions of Section 2.06, any Person having a beneficial interest in a Global Security may exchange such beneficial interest, upon request to the Trustee, for fully certificated Definitive Securities in registered form.

Section II.2  Execution and Authentication

     Two Officers of the Company shall sign the Securities on behalf of the Company, and one Officer of each Guarantor shall sign the notation on the Securities relating to the Guarantee of such Guarantor on behalf of such Guarantor, in each case by manual or facsimile signature. The Company's seal shall be reproduced on the Securities either manually or by facsimile.

     If an Officer of the Company or any Guarantor whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

     A Security shall not be valid until an authorized signatory of the Trustee or an authenticating agent manually signs the certificate of authentication on the Security and the Guarantee. These signatures shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee or an authenticating agent shall authenticate Securities for original issue in the aggregate principal amount of $104 million upon a written order of the Company signed by two Officers of the Company. Subject to Section 2.07, the aggregate principal amount of Securities outstanding at any time may not exceed $104 million. Each Security authenticated for original issuance shall bear the Restricted Securities Legend.

     The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so except on original issuance. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent and each reference to authentication of the Securities includes authentication of the Guarantee. An authenticating agent has the same rights as an Agent to deal with the Company or its Affiliates.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

Section II.3  Registrar and Paying Agent

     The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. Where the Trustee is acting as or has been appointed Registrar and/or Paying Agent, the Company may appoint one or more co-registrars and one or more additional paying agents with the prior consent of the Trustee, whose consent shall not be unreasonably withheld. The term "Paying Agent" includes any additional paying agent.

     The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agency agreement shall provide for reasonable compensation for such services. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent and shall furnish the Trustee with an executed counterpart of any such agency agreement. If the Company fails to maintain or act as Registrar or Paying Agent, the Trustee shall act as such and shall be duly compensated therefor.

     The Registrar or a co-registrar and a Paying Agent shall be maintained by the Company in the Borough of Manhattan, the City of New York. The Company initially designates the Trustee as the Registrar and Paying Agent.

     The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Securities.

     The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Securities Custodian with respect to the Global Securities.

Section II.4  Paying Agent to Hold Money in Trust

     The Company shall require each Paying Agent other than the Trustee to hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal of, premium, if any, or interest on the Securities (whether such money shall have been paid to it by the Company or any Guarantor), and to notify the Trustee of any Default by the Company or any Guarantor in making any such payment. While any such Default continues, the Trustee may require the Paying Agent to pay all money held by it to the Trustee. Except as provided in the immediately preceding sentence, the Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed and, if the Company requires such payment, the Company shall give prior notice to the Trustee and provide appropriate money transfer instructions to the Paying Agent. Upon such payment over to the Trustee and accounting for any funds disbursed, such Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold as separate trust funds for the benefit of the Holders all money held by it as Paying Agent.

Section II.5  Holder Lists

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA (S)312(a). If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee at least ten Business Days prior to each semiannual interest payment date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA (S)312(a).

Section II.6  Transfer and Exchange

              (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar with the request:

                   (x) to register the transfer of the Definitive Securities, or

               (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

     the Registrar shall register the transfer or make the exchange as requested if its requirement for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for registration of transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

               (ii) in the case of Restricted Securities that are Definitive Securities, shall be accompanied by the following additional information and documents, as applicable, upon which the Registrar may conclusively rely:

                    (A) if such Restricted Securities are being delivered to the
               Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto); or

                    (B) if such Restricted Securities are being transferred (1)
               to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

                    (C) if such Restricted Securities are being transferred to an "accredited investor," within the meaning of Rule 501(a) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee (in substantially the form of Exhibit E hereto);

                    (D) if such Restricted Securities are being transferred
               pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests), certifications to that effect from such Holder (in substantially the form of Exhibits B and F hereto); or

                    (E) if such Restricted Securities are being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto).

          (b) Restriction on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

               (i) if such Definitive Security is a Restricted Security, certification, substantially in the form of Exhibit B hereto, upon which the Trustee may conclusively rely, that such Definitive Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; or

               (ii) if such Definitive Security is a Restricted Security and is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests), certifications to that effect from such Holder (in substantially the form of Exhibits B and F hereto); and

               (iii) whether or not such Definitive Security is a Restricted Security, written instructions directing the Trustee to make, or direct the Securities Custodian to make, an endorsement on the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security;

     then the Trustee shall cancel such Definitive Security in accordance with
     Section 2.11 hereof and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Security in the appropriate principal amount.

          (c) Transfer and Exchange of Global Securities. The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

          (d) Transfer of a Beneficial Interest in a Global Security for a Definitive Security.

               (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Definitive Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security, and in the case of a Restricted Security, the following additional information and documents (all of which may be submitted by facsimile), upon which the Trustee may conclusively rely:

                    (A) if such beneficial interest is being transferred to the
               Person designated by the Depositary as being the beneficial owner, a certification from such Person to that effect (in substantially the form of Exhibit B hereto); or

                    (B) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B hereto); or

                    (C) if such beneficial interest is being transferred to an
               "accredited investor," within the meaning of Rule 501(a) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests), a certification to that effect from such transferor (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee (in substantially the form of Exhibit E hereto); or

                    (D) if such beneficial interest is being transferred
               pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests), certifications to that effect from such transferor (in substantially the form of Exhibits B and F hereto); or

                    (E) if such beneficial interest is being transferred in
               reliance on another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), a certification to that effect from such transferor (in substantially the form of Exhibit B hereto);

          the Trustee or the Securities Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, cause the aggregate principal amount of Global Securities to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Definitive Security in the appropriate principal amount.

               (ii) Definitive Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.06(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered.

          (e) Restrictions on Transfer and Exchange of Global Securities. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (f) Authentication of Definitive Securities in Absence of Depositary. If at any time:

               (i) the Depositary for the Securities notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Securities and a successor Depositary for the Global Securities is not appointed by the Company within 90 days after delivery of such notice;

               (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary to issue Definitive Securities in lieu of all or a portion of the Global Security (in which case the Company shall deliver Definitive Securities within 30 days of such request); or

               (iii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture,

     then the Company will execute, and the Trustee will authenticate and make available for delivery Definitive Securities, in an aggregate principal amount equal to the principal amount of the Global Securities, in exchange for such Global Securities and registered in such names as the Depositary shall instruct the Trustee or the Company in writing.

          (g)  Legends.

               (i) Except as permitted by the following paragraph (ii), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE REOFFERED, SOLD OR OTHERWISE TRANSFERRED TO OR FOR THE ACCOUNT OR BENEFIT OF ANY

     PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OR (C) IT IS NOT A U.S. PERSON AND IS PURCHASING IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND, PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD PROVIDED FOR IN RULE 903 OF REGULATION S, WILL NOT OFFER OR SELL THESE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(o) OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS COMPLIES WITH RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER, (B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE), PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS NOTE PURSUANT TO THIS CLAUSE C PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" DESCRIBED ABOVE, (D) OUTSIDE THE UNITED STATES TO A PERSON OTHER THAN A U.S. PERSON IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" DESCRIBED ABOVE, A CERTIFICATE WHICH MAY BE OBTAINED FROM THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (E) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE

     STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

     Each Security certificate evidencing the Global Securities also shall bear the paragraph referred to in footnote 1 in the form of Security attached hereto as Exhibit A.

               (ii) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                     (A) in the case of any Restricted Security that is a
               Definitive Security, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a Definitive Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Restricted Security; and

                     (B) in the case of any Restricted Security represented by a
               Global Security, such Restricted Security shall not be required to bear the legend set forth in (i) above if all other interests in such Global Security have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Restricted Security shall continue to be subject to the provisions of Section 2.06(c) hereof; provided, however, that with respect to any request for an exchange of a Restricted Security that is represented by a Global Security for a Definitive Security that does not bear a legend set forth in
               (i) above, which request is made in reliance upon Rule 144 under the Securities Act, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit B hereto).

               (iii) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate Series B Securities in exchange for Series A Securities accepted for exchange in the Exchange Offer, which Series B Securities shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Securities, in each case unless the Holder of such Series A Securities is either (A) a broker-dealer, (B) a

          Person participating in the distribution of the Series A Securities or
          (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company. The Company shall identify to the Trustee such Holders of the Securities in a written certification signed by an Officer of the Company and, absent certification from the Company to such effect, the Trustee shall assume that there are no such Holders.

          (h) Cancellation and/or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee to reflect such reduction.

          (i)  General Provisions with respect to Transfer and Exchanges.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's request.

               (ii) No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 or 9.05 hereof).

               (iii) The Trustee shall authenticate Definitive Securities and Global Securities in accordance with the provisions of Section 2.02 hereof.

               (iv) Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of a Security between the record date and the next succeeding Interest Payment Date.

               (v) Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners of the related Securities and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

               (vi) Neither the Trustee, the Securities Registrar nor the Company shall be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities selected for redemption under Section 3.02 hereof and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

               (vii) All Securities and the Guarantees, if any, noted thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Guarantors, if any, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

               (viii) Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable federal or state securities law.

               (ix) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section II.7  Replacement Securities

     If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee are met. An indemnity bond will be required that is sufficient in the judgment of the Company, the Guarantors and the Trustee to protect the Company, the Guarantors, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses (including fees and expenses of the Trustee) in replacing a Security.

Section II.8  Outstanding Securities

     Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee in accordance with the provisions hereof, and those described in this Section 2.08 as not outstanding. Except as set forth in Section 2.09, a Security does not cease to be outstanding because the Company, the Guarantors or any of their respective Subsidiaries or Affiliates holds the Security.

     If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the principal amount of any Security is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

Section II.9   Treasury Securities

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Guarantor or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded.

Section II.10  Temporary Securities

     Until Definitive Securities are ready for delivery, the Company may prepare and, upon written order of the Company, the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and make available for delivery Definitive Securities in exchange for a like principal amount of temporary Securities surrendered to it. Until so exchanged, temporary Securities shall in all respects be entitled to the same benefits under the Indenture as Definitive Securities.

Section II.11  Cancellation

     The Company or any Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration, transfer, exchange, payment or cancellation and shall return such canceled Securities to the Company. Except as provided in Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

     Securities that are redeemed by the Company, that are repurchased by the Company pursuant to Section 4.11 or Section 4.17, or that are otherwise acquired by the Company, will be surrendered to the Trustee for cancellation.

Section II.12  Defaulted Interest

     If the Company defaults in a payment of interest on the Securities, it shall pay, or cause the Paying Agent to pay, the defaulted interest in any lawful manner (plus interest on such defaulted interest to the extent lawful) (taken together, the "Defaulted Interest") to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Securities and in Section 4.01 hereof. At least 15 days before the special record date, the Company shall mail to each Holder to be paid thereon a notice stating the special record date, the payment date and the amount of Defaulted Interest to be paid. In the event that the Company has elected to cause a Paying Agent to pay the Defaulted Interest, the Company shall so notify the Paying Agent at least 15 days before the special record date, which notice shall also set forth the special record date, the payment date and the aggregate amount of Defaulted Interest to be paid. At least five days before such payment date, the Company shall deposit with the Paying Agent money sufficient to pay all of the Defaulted Interest on the payment date therefor and instruct the Paying Agent in writing to pay to specified Holders on the payment date. On the payment date, the Paying Agent shall make the payments in accordance with the Company's written instructions from funds deposited with the Paying Agent for the purpose of making such Defaulted Interest payments.

Section II.13  Persons Deemed Owners

     The Company, the Trustee, any Paying Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of, premium, if any, or interest on such Security and for all other purposes. None of the Company, the Trustee, any Paying Agent or any authenticating agent shall be affected by any notice to the contrary.

Section II.14  CUSIP Numbers

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

Section II.15  Units and Unit Certificates

     Notwithstanding any provision of this Indenture to the contrary, on or prior to the Unit Termination Date, all Securities issued or exchanged under this Indenture shall consist of Units evidenced by Unit Certificates substantially in the form set forth in Exhibit G hereto. Except as otherwise provided in this Section 2.15, the Units and Unit Certificates shall be subject to all of the provisions of this Indenture applicable to the Securities, including without limitation provisions relating to exchange and transfer (and restrictions on transfer) of Securities, the issuance of Definitive Securities and Global Securities in exchange for outstanding Securities, and provisions regarding payment on the Series A Securities of the Company constituting a part of the Units evidenced by Unit Certificates. The following provisions shall apply to the Units and the Unit Certificates:


          (a) Unit Certificates duly executed by the Company (with the notation of Guarantee duly executed by each Guarantor) and authenticated by the Trustee or its agent in accordance with this Indenture shall constitute (i) duly issued and outstanding Series A Securities of the Company in the principal amount set forth on the Unit Certificate and (ii) number of Warrants set forth on the Unit Certificate.

          (b) For so long as the Units evidenced by Unit Certificates are outstanding, (i) all payments made by the Company or any Guarantor to the Trustee or any Paying Agent in respect of the Securities shall be deemed made solely in respect of the Series A Securities and no part of such payment shall be made in respect of the Warrants and (ii) all provisions regarding redemption, retirement or defeasance under this Indenture, or any offers of purchase pursuant to Sections 4.11 or 4.17 hereof, shall apply solely to the Series A Securities constituting a part of the Units.
     Neither the Trustee, any Paying Agent nor any Registrar shall be liable for any payment made, or omitted to be made, in respect of the Warrants.

          (c) The Company shall promptly notify the Trustee and the Registrar (if not the Trustee) in writing of the occurrence of the Separation Date, if such date occurs prior to October 23, 1998. After the earlier of (A) October 23, 1998, (B) a date after the Separation Date designated by the Company as the Unit Termination Date by at least five Business Days prior written notice to the Registrar and the Depositary and (C) the date on which all the Series A Securities evidenced by Unit Certificates shall cease to be outstanding (such earlier date being herein referred to as the "Unit Termination Date"), the Registrar shall (i) cease to issue Unit Certificates for transfer or exchange for other Unit Certificates, (ii) unless the Series A Securities have ceased to be outstanding, issue in the appropriate principal amount Series A Securities in the proper form and subject to the restrictions provided for in this Article II in transfer or exchange for Unit Certificates, subject to the other terms of this Indenture and (iii) deliver to the warrant agent under the Warrant Agreement (at the direction of the Company) a list of Holders of Units (including the registered name of such Holder, the number of Units held by each Holder, the Unit Certificate numbers and an indication as to the global or definitive form of such Unit Certificate) as of the close of the Unit Termination Date for the purpose of permitting the warrant agent under the Warrant Agreement to issue Warrant certificates to such Holders as of the close of the Unit Termination Date. After the occurrence of the Unit Termination Date, the outstanding Unit

     Certificates shall cease to evidence the Warrants and shall solely constitute outstanding Series A Securities. Neither the Trustee nor the Registrar shall have any liability or responsibility for issuance of, or failure to issue, Warrant certificates to any Holders of Units as of the Unit Termination Date.

          (d) The number of Warrants comprising part of a Unit shall not be adjusted in the event a portion of the principal amount Series A Securities constituting part of a Unit is redeemed, retired or defeased, or purchased pursuant to Sections 4.11 or 4.17 hereof.

          (e) In the event a Unit Certificate is delivered to the Registrar for exchange or transfer bearing a notation of the warrant agent to the effect that the Warrants evidenced thereby have been exercised, the Unit Certificate shall cease to evidence ownership of Warrants and the Registrar shall issue, in accordance with the other provisions of this Article II, a Series A Security in exchange or transfer therefor.

                                  ARTICLE III

                                  Redemption

Section III.1  Notice to Trustee

     If the Company elects to redeem Securities pursuant to the optional redemption provisions of paragraph 6 or 7 of the Securities, it shall furnish to the Trustee and the Registrar, at least 45 days but not more than 60 days before the redemption date (unless the Trustee consents to a shorter period in writing), an Officers' Certificate setting forth the redemption date, the principal amount of Securities to be redeemed and the redemption price.

Section III.2  Selection of Securities to Be Redeemed

     If less than all of the Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed in multiples of $1,000 pro rata, by lot or, if the Securities are listed on any securities exchange, by any other method that the Trustee considers fair and appropriate and that complies with the requirements of such exchange. The Trustee shall make the selection from outstanding Securities not previously called for redemption not less than 30 nor more than 60 days prior to the redemption date. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities selected for redemption.

Section III.3  Notice of Redemption

     (a) At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

     The notice shall identify the Securities to be redeemed and shall state:

          (1)  the redemption date;

          (2)  the redemption price;

          (3)  the aggregate principal amount of Securities being redeemed;

          (4)  the name and address of the Paying Agent;

          (5) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the redemption price;

          (6) that, unless the Company defaults in the payment of the redemption price or accrued interest, interest on Securities called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders is to receive payment of the redemption prices in respect of the Securities upon surrender to the Paying Agent of the Securities;

          (7) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

          (8) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed; and

          (9)  the CUSIP number of the Securities.

     (b) At the Company's request, the Trustee shall give the notice of redemption required in Section 3.03(a) in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, at least 45 days prior to the redemption date (unless the Trustee consents to a shorter notice period in writing), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 3.03(a).

Section III.4  Effect of Notice of Redemption

     Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become due and payable on the redemption date at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

Section III.5  Deposit of Redemption Price

     Prior to the redemption date, the Company shall deposit with the Paying Agent funds available on the redemption date sufficient to pay the redemption price of, and accrued interest on, the Securities to be redeemed on that date. The Paying Agent shall promptly return to the Company any money so deposited which is not required for that purpose upon the written request of the Company, except with respect to monies owed as obligations to the Trustee pursuant to
Article VII.

     If any Security called for redemption shall not be so paid upon redemption because of the failure of the Company to comply with the preceding paragraph, interest will continue to be payable on the unpaid principal and premium, if any, including from the redemption date until such principal and premium, if any, is paid, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section
4.01 hereof.

Section III.6  Securities Redeemed in Part

     Upon surrender of a Security that is to be redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in aggregate amount to the unredeemed portion of the Security surrendered.

Section III.7  Optional Redemption

     The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after May 1, 2003 at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on May 1 of the years set forth below, plus, in each case, accrued interest thereon to the redemption date:



                   Year                            Percentage
                   ----                            ----------
                   2003.........................    107.063%
                   2004.........................    103.532%
                   2005.........................    100.00%


     Notwithstanding the foregoing, at any time prior to May 1, 2003, the Company may, at its option, redeem all or any portion of the Securities at the Make-Whole Price plus accrued and unpaid interest thereon, if any, to the redemption date. Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

     In addition, in the event the Company consummates one or more Equity Offerings on or prior to May 1, 2001, the Company may, in its sole discretion, redeem up to 33-1/3% of the original aggregate principal amount of the Securities with all or a portion of the aggregate net proceeds received by the Company from any such Equity Offering or Equity Offerings, within 90 days of the closing of any such Equity Offering, at a redemption price of 114.125% of the Accreted Value of Securities so redeemed, plus accrued and unpaid interest on the Securities so redeemed to the redemption date; provided, however, that following such redemption, at least 66-2/3% of the original aggregate principal amount of the Securities remains outstanding.

     Any redemption pursuant to this Section 3.08 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

                                  ARTICLE IV

                                   Covenants

Section IV.1  Payment of Securities

     The Company shall pay the principal of, premium, if any, and interest on, the Securities on the dates and in the manner provided in the Securities and this Indenture. Principal, premium and interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium and interest then due. All references to interest in this Indenture shall for all purposes be deemed to include any additional interest payable as Notes Liquidated Damages pursuant to the Registration Rights Agreement.

     The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, and premium, if any, at the rate borne by the Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section IV.2  SEC Reports

     (a) The Company, within 15 days after the Company files the same with the SEC, shall deliver to Holders, copies of the annual reports and the information, documents and other reports (or copies of any such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC (if the SEC will so accept) and provide the Trustee and the Holders with such annual reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act. The Company and each Guarantor shall also comply with the provisions of TIA (S) 314(a).

     (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificates).

Section IV.3  Compliance Certificates

     (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate substantially in the form of Exhibit D hereto, stating that a review of the activities of the Company and the Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and the Pledge Agreement, and further stating, as to each such Officer signing such certificate, that, to the best of such Officer's knowledge, the Company and each Guarantor has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and the Pledge Agreement and is not in default in the performance or observance of any of the terms, provisions and conditions hereof or the Pledge Agreement (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto). Such Officers' Certificate shall comply with TIA (S)314(a)(4). The Company hereby represents that, as of the Issue Date, its fiscal year ends December 31, and hereby covenants that it shall notify the Trustee at least 30 days in advance of any change in its fiscal year.

     (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.02 shall be accompanied by a written statement of the Company's independent public accountants (which shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of
Section 4.07 through Section 4.18 of this Indenture (to the extent such provisions relate to accounting matters) or, if any such violation has occurred, specifying the nature and period of existence thereof. Where such financial statements are not accompanied by such a written statement, the Company shall furnish the Trustee with an Officers' Certificate stating that any such written statement would be contrary to the then current recommendations of the American Institute of Certified Public Accountants.

     (c) The Company and the Guarantors will, so long as any of the Securities are outstanding, deliver to the Trustee within 10 Business Days of any Officer becoming aware of any Default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company or any Guarantor proposes to take with respect thereto.

Section IV.4  Maintenance of Office or Agency

     The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.02. If at any time the Company shall fail to maintain any required office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, presentations, notices and demands may be made or served at the corporate trust office of the Trustee.

     Subject to Section 2.03, the Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section IV.5  Corporate Existence

     Subject to Section 5.01 and Section 10.02, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Restricted Subsidiary and all rights (charter and statutory) and franchises of the Company and the Restricted Subsidiaries; provided, that the Company shall not be required to preserve the corporate existence of any Restricted Subsidiary, or any such right or franchise, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section IV.6  Waiver of Stay, Extension or Usury Laws

     The Company and each Guarantor covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section IV.7  Payment of Taxes and Other Claims

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section IV.8  Maintenance of Properties and Insurance

     (a) The Company shall cause all properties used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that there is no material adverse effect to the Company and its Restricted Subsidiaries, taken as a whole; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any such property, or disposing of it, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

     (b) The Company shall provide or cause to be provided, for itself and each of its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company, are adequate and appropriate for the conduct of the business of the Company and such Restricted Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company, for corporations similarly situated in the industry.

Section IV.9  Limitation on Incurrence of Additional Indebtedness

     (a) The Company will not, and will not permit any of its Restricted Subsidiaries, directly or indirectly, to issue, incur, assume, guarantee, become liable, contingently or otherwise, with respect to or otherwise become responsible for the payment of (collectively, "incur") any Indebtedness (other than Permitted Indebtedness); provided, however, that if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness, the Company or its Restricted Subsidiaries may incur Indebtedness if, on a pro forma basis, after giving effect to such incurrence and the application of the proceeds therefrom, both of the following tests shall have been satisfied: (i) the Consolidated Interest Coverage Ratio for the Reference Period immediately preceding the incurrence of such Indebtedness is at least (a) 2.5-to-1.0 with respect to any date of incurrence of additional Indebtedness occurring on or before May 1, 1999 or (b) 3.0-to-1.0 with respect to any date of incurrence of additional Indebtedness occurring after May 1, 1999 and (ii) Adjusted Consolidated Net Tangible Assets would have been equal to or greater than (A) 125% of Indebtedness of the Company and its Restricted Subsidiaries on or before May 1, 1999 and (B) 150% of Indebtedness of the Company and its Restricted Subsidiaries after May 1, 1999.

     (b) Notwithstanding the foregoing, if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness, the Company and its Restricted Subsidiaries may incur Permitted Indebtedness.

     (c) Any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary.

Section IV.10  Limitation on Restricted Payments

     (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment, unless:

          (i) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

          (ii) at the time of and immediately after giving effect to such Restricted Payment, the Company would be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to
     Section 4.09(a); and

          (iii) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of (A) 50% of the Consolidated Net Income of the Company and its Restricted Subsidiaries (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit) during the period (treated as one accounting period) subsequent to December 31, 1997 and ending on the last day of the fiscal quarter for which financial information is available immediately preceding the date of such Restricted Payment (less the aggregate amount of dividends described in clauses (i) and (ii) of the following paragraph that are either (x) paid after the last day of the fiscal quarter for which financial information is available immediately preceding the date of such Restricted Payment or (y) declared but not yet paid as of such date); (B) the aggregate Net Cash Proceeds received by the Company after May 1, 1998 from any Person other than a Restricted Subsidiary of the Company as a result of the issuance or sale of Capital Stock of the Company (other than any Disqualified Stock), other than in connection with the conversion of Indebtedness or Disqualified Stock; (C) the aggregate Net Cash Proceeds received by the Company during such period from any Person other than a Restricted Subsidiary of the Company as a result of the issuance or sale of any Indebtedness or Disqualified Stock to the extent that at the time the determination is made such Indebtedness or Disqualified Stock, as the case may be, has been converted into or exchanged for Capital Stock of the Company (other than Disqualified Stock); (D) (i) in case any Unrestricted Subsidiary has been redesignated a Restricted Subsidiary, an amount equal to the lesser of (x) the book value (determined in accordance with GAAP) at the date of such redesignation of the aggregate Investments made by the Company and its Restricted Subsidiaries in such Unrestricted Subsidiary and (y) the fair market value of such Investments in such Unrestricted Subsidiary at the time of such redesignation, as determined in good faith by the Company's Board of Directors, including a majority of the Company's Disinterested Directors, whose determination shall be conclusive and evidenced by a resolution of such Board; or (ii) in case any Restricted Subsidiary has been redesignated an Unrestricted Subsidiary, minus the greater of (x) the book value (determined in accordance with GAAP) at the date or redesignation of the aggregate Investments made by the Company and its Restricted Subsidiaries and (y) the fair market value of such Investments in such Restricted Subsidiary a the time of such redesignation, as determined in good faith by the Company's Board of Directors, including a majority of the Company's Disinterested Directors, whose determination shall be conclusive and evidenced by a resolution of such Board; and (E) $2.5 million.

     (b)  Notwithstanding the foregoing, the above limitations will not prevent
(i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment complied with the provisions hereof; (ii) the payment of any dividend on any shares of Preferred Stock of the Company issued and outstanding as of the Issue Date in accordance with the terms of such Preferred Stock in effect at the Issue Date; (iii) any dividend on shares of Capital Stock of the Company or any Restricted Subsidiary payable solely in shares of Capital Stock (other than Disqualified Stock); (iv) any dividend or other distribution payable from a Subsidiary to the Company or any Restricted Subsidiary that is wholly owned directly or indirectly by the Company; and (v) the repurchase, redemption or other acquisition or retirement of any shares of any class of Capital Stock of the Company or any Restricted Subsidiary, in exchange for, or out of the aggregate net proceeds of a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of shares of Capital Stock of the Company (other than Disqualified Stock), provided however, that any such repurchase, redemption or other acquisition or retirement may only be made with any Equity Proceeds remaining after the Company's compliance with Section 4.10(c).

     (c) Prior to the repurchase, redemption or other acquisition or retirement of any shares of any class of Capital Stock of the Company or any Restricted Subsidiary, in exchange for, or out of the aggregate net proceeds (the "Equity Proceeds") of a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of shares of Capital Stock of the Company (other than

Disqualified Stock) pursuant to Section 4.10(b)(v), the Company shall first be obligated to repurchase pursuant to Section 3.07, or, at its option, make an offer (the "Equity Proceeds Offer") to repurchase, the Securities having an aggregate principal amount equal to the lesser of (i) the Equity Proceeds and
(ii) 33_% of the original aggregate principal amount of the Securities; provided however, that following such redemption, at least 66_% of the original aggregate principal amount of the Securities remains outstanding (such purchase to be made on a pro rata basis if the amount available for such repurchase is less than the principal amount of the Securities tendered in such Equity Proceeds Offer) at a repurchase price of 100% of the principal amount thereof (or if such purchase date is prior to May 1, 2002, of the Accreted Value thereof) plus accrued interest, if any, to the date of repurchase.

          (i) The Company shall commence an Equity Proceeds Offer by preparing and mailing a notice to the Trustee, the Paying Agent and each Holder as of such record date as the Company shall establish (upon written notice to the Trustee). Notice of an Equity Proceeds Offer to purchase the Securities will be made on behalf of the Company not less than 25 Business Days nor more than 60 Business Days before the payment date of the Equity Proceeds Offer (the ("Equity Proceeds Payment Date"), and shall set forth the Equity Proceeds Offer Amount and the Equity Proceeds Payment Date and refer to and summarize the material points contained in Sections 4.10(c)(i) and (ii) hereof. Securities tendered to the Company pursuant to a Equity Proceeds Offer will cease to accrue interest after the Equity Proceeds Payment Date. For purposes of this covenant, the term "Equity Proceeds Offer Amount" means the principal of outstanding Securities in an aggregate principal amount equal to the lesser of (A) any remaining Equity Proceeds and (B) 33_% of the aggregate principal amount at maturity of the Securities (rounded to the next lowest $1,000). If the Equity Proceeds Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Equity Proceeds Offer.

          (ii) On the Equity Proceeds Payment Date, the Company will (A) accept for payment Securities or portions thereof pursuant to the Equity Proceeds Offer in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount as has been tendered, (B) deposit with the Paying Agent money sufficient to pay the repurchase price of all Securities or portions thereof so tendered in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount, and (C) deliver or cause to be delivered to the Trustee, Securities so accepted together with an Officers' Certificate stating the amount of the Securities tendered or portions thereof tendered to the Company. If the aggregate principal amount of Securities tendered exceeds the Net Proceeds Offer Amount, the Trustee will select the Securities to be repurchased (in integral multiples of $1,000) on a pro rata basis based on the principal amount of Securities so tendered and notify the Company, the Registrar and the Paying Agent.
     The Paying Agent, upon instruction of the Company, will promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the repurchase price (representing those funds received pursuant to clause
     (B) of this Section 4.10(c)(ii)), and the Company will execute and the Trustee will promptly authenticate and mail or make available for delivery to Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted will be promptly mailed or delivered to the Holder thereof by the Company, or, if the Company so directs the Trustee, by the Trustee on behalf of the Company at the Company's expense. The Company will publicly announce the results of the Equity Proceeds Offer on or as soon as practicable after the Equity Proceeds Payment Date. For purposes of this Section 4.10, the Trustee will act as the Paying Agent.

          (iii) The Company will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations which may then be applicable to any Equity Proceeds Offer.

Section IV.11    Limitation on Sale of Assets

     (a) The Company will not, and will not permit any Restricted Subsidiary to, make any Asset Sale unless:

          (i) the Company (or its Restricted Subsidiary, as the case may be) receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as determined in good faith by the Company, which determination, with respect to Asset Sales or series of related Asset Sales with proceeds valued at greater than $5.0 million, shall be evidenced by a resolution duly adopted by the Company's Board of Directors, including a majority of the Company's Disinterested Directors);

          (ii) at least 85% of the proceeds from such Asset Sale consist of cash or U.S. dollar denominated Cash Equivalents; and

          (iii) the Net Cash Proceeds received by the Company (or its
     Restricted Subsidiary, as the case may be) from such Asset Sale are applied in accordance with paragraphs (b) or (c) hereof.

     (b) The Company or Restricted Subsidiary effecting the Asset Sale shall apply such Net Cash Proceeds, within 425 days after the receipt of such Net Cash Proceeds, to: (i) the repayment of Indebtedness of the Company or any Restricted Subsidiary under a Bank Credit Facility or the Senior Secured Indenture or other Senior Indebtedness of the Company or Senior Indebtedness of a Restricted Subsidiary, that results in a permanent reduction in any revolving credit or other commitment relating thereto or the maximum principal amount that may be borrowed thereunder in an amount equal to the principal amount so repaid; (ii) make an Investment in assets used in the Oil and Gas Business in replacement of the assets that were the subject of the Asset Sale giving rise to such Net Cash Proceeds; or (iii) develop by drilling, completing and producing reserves from the oil and gas properties of the Company and the Restricted Subsidiaries.

     (c) If, upon completion of the 425-day period, the Net Cash Proceeds of any Asset Sale less the aggregate amount applied by the Company and its Restricted Subsidiaries during such period as described in clause (b) above, together with any Net Cash Proceeds in excess of amounts similarly applied by the Company and its Restricted Subsidiaries from any prior Asset Sale after the date of receipt of such Net Cash Proceeds (such aggregate constituting "Excess Proceeds"), exceeds $5.0 million, then the Company will be obligated to make an offer (the "Net Proceeds Offer") to repurchase the Securities (and any other Senior Indebtedness of the Company or a Restricted Subsidiary in respect of which such an offer to repurchase also is required to be made concurrently with the Net Proceeds Offer) having an aggregate principal amount equal to the Excess Proceeds (such purchase to be made on a pro rata basis if the amount available for such repurchase is less than the principal amount of the Securities and other Senior Indebtedness tendered in such Net Proceeds Offer) at a repurchase price of 100% of the principal amount thereof (or if such purchase date is prior to May 1, 2002, of the Accreted Value thereof) plus accrued interest, if any, to the date of repurchase. Upon the completion of the Net Proceeds Offer, the amount of Excess Proceeds will be reset to zero, subject to further increase resulting from subsequent Asset Sales.

     (d) The Company shall commence a Net Proceeds Offer by preparing and mailing a notice to the Trustee, the Paying Agent and each Holder as of such record date as the Company shall establish (upon written notice to the Trustee). Notice of a Net Proceeds Offer to purchase the Securities will be made on behalf of the Company not less than 25 Business Days nor more than 60 Business Days before the payment date of the Net Proceeds Offer (the ("Net Proceeds Payment Date"), and shall set forth the Net Proceeds Offer Amount and the Net Proceeds Payment Date and refer to and summarize the material points contained in Sections 4.11(d) and (e) hereof. Securities tendered to the Company pursuant to a Net Proceeds Offer will cease to accrue interest after the Net Proceeds Payment Date. For purposes of this covenant, the term "Net Proceeds Offer Amount" means the principal of outstanding Securities in an aggregate principal amount equal to any remaining Net Cash Proceeds (rounded to the next lowest $1,000). If the Net Proceeds Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Net Proceeds Offer.

     (e) On the Net Proceeds Payment Date, the Company will (i) accept for payment Securities (and any other Senior Indebtedness of the Company or a Restricted Subsidiary in respect of which such an offer to repurchase also is required to be made concurrently with the Net Proceeds Offer) or portions thereof pursuant to the Net Proceeds Offer in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount as has been tendered, (ii) deposit with the Paying Agent money sufficient to pay the repurchase price of all Securities and such other Senior Indebtedness or portions thereof so tendered in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount, and (iii) deliver or cause to be delivered to the Trustee, Securities so accepted together with an Officers' Certificate stating the amount of the Securities and other such Senior Indebtedness tendered or portions thereof tendered to the Company. If the aggregate principal amount of Securities tendered exceeds the Net Proceeds Offer Amount, the Trustee will select the Securities and such other Senior Indebtedness to be repurchased (in integral multiples of $1,000) on a pro rata basis based on the principal amount of Securities so tendered and notify the Company, the Registrar and the Paying Agent. The Paying Agent, upon instruction of the Company, will promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the repurchase price (representing those funds received pursuant to clause (ii) of this Section 4.11(e)), and the Company will execute and the Trustee will promptly authenticate and mail or make available for delivery to Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted will be promptly mailed or delivered to the Holder thereof by the Company, or, if the Company so directs the Trustee, by the Trustee on behalf of the Company at the Company's expense. The Company will publicly announce the results of the Net Proceeds Offer on or as soon as practicable after the Net Proceeds Payment Date. For purposes of this Section 4.11, the Trustee will act as the Paying Agent.

     (f) The Company will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations which may then be applicable to any Net Proceeds Offer.

     (g) During the period between any Asset Sale and the application of the Net Cash Proceeds therefrom in accordance with this covenant, all Net Cash Proceeds shall, except as otherwise required by the Senior Secured Note Indenture, be either (i) maintained in a segregated account and shall be invested in Permitted Financial Investments or (ii) applied to temporarily reduce borrowings under any revolving credit facility constituting Senior Indebtedness of the Company or Senior Indebtedness of a Restricted Subsidiary.

     (h) Notwithstanding the foregoing, the Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, make any Asset Sale of any of the Capital Stock of a Restricted Subsidiary except pursuant to an Asset Sale of all of the Capital Stock of such Restricted Subsidiary.

     (i) If at any time any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash, then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this Section 4.11.

Section IV.12  Limitation on Liens

     The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Liens (other than Permitted Liens) upon any of their respective properties, whether owned on the Issue Date or acquired after the Issue Date, or on any income or profits therefrom, or assign or otherwise convey any right to receive income or profits thereon.

Section IV.13  Limitation on Sale/Leaseback Transactions

     The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale/Leaseback Transaction unless (i) the Company or such Restricted Subsidiary, as the case may be, would be able to incur Indebtedness in an amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction or (ii) the Company or such Restricted Subsidiary receives proceeds from such Sale/Leaseback Transaction at least equal to the fair market value thereof (as determined in good faith by the Company's Board of Directors, whose determination in good faith, evidenced by a resolution of such Board shall be conclusive) and such proceeds are applied in the same manner and to the same extent as Net Cash Proceeds and Excess Proceeds from an Asset Sale.

Section IV.14  Limitation on Payment Restrictions Affecting Restricted
                Subsidiaries

     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary of the Company to (i) pay dividends or make any other distributions on its Capital Stock or on any other interest or participation in the Company or a Restricted Subsidiary; (ii) pay any Indebtedness owed to the Company or a Restricted Subsidiary of the Company;
(iii) make loans or advances to the Company or a Restricted Subsidiary of the Company; or (iv) transfer any of its properties or assets to the Company or a Restricted Subsidiary of the Company (each, a "Payment Restriction"), except for
(a) encumbrances or restrictions under a Bank Credit Facility or the Senior Secured Note Indenture; provided, that no encumbrance or restriction shall limit the ability of any Restricted Subsidiary to transfer cash to the Company in an amount equal to the then required cash interest payments on the Securities except upon the occurrence of a default or event of default under the Bank Credit Facility or the Senior Secured Note Indenture; (b) consensual encumbrances or consensual restrictions binding upon any Person at the time such Person becomes a Restricted Subsidiary of the Company (unless the agreement creating such consensual encumbrances or consensual restrictions was entered into in connection with, or in contemplation of, such entity becoming a Restricted Subsidiary); (c) consensual encumbrances or consensual restrictions under any agreement that refinances or replaces any agreement described in clauses (a) and (b) above, provided that the terms and conditions of any such restrictions are in the aggregate no less favorable to the holders of the Securities than those under the agreement so refinanced or replaced; (d) customary non-assignment provisions in leases, purchase money financings and any encumbrance or restriction due to applicable law; and (e) encumbrance or restrictions existing under this Indenture and the Pledge Agreement.

Section IV.15  Limitation on Issuances and Sales of Subsidiary Stock

     The Company (i) will not permit any Restricted Subsidiary to issue any Preferred Stock (other than to the Company or a Restricted Subsidiary) and (ii) will not permit any Person (other than the Company and/or one or more Restricted Subsidiaries) to own any Capital Stock of any Restricted Subsidiary; provided, however, that this covenant shall not prohibit (a) the issuance or sale of all, but not less than all, of the issued and outstanding Capital Stock of any Restricted Subsidiary owned by the Company or any of its Restricted Subsidiaries in compliance with the other provisions of this Indenture, (b) the ownership by directors of directors' qualifying shares or the ownership by foreign nationals of Capital Stock of any Restricted Subsidiary, to the extent mandated by applicable law or (c) customary non-assignment provisions in leases or purchase money financings and any customary encumbrance or restriction relating to same.

Section IV.16  Limitation on Transactions with Affiliates

     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of transactions (including, without limitation, the sale, purchase or lease of any assets or properties or the rendering of any services) with any Affiliate or beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 10% or more of the Company's common stock (other than with a Wholly Owned Restricted Subsidiary of the Company) (an "Affiliate Transaction"), on terms that are less favorable to the Company or such Subsidiary, as the case may be, than would be available in a comparable transaction with an unrelated Person. In addition, the Company will not, and will not permit any Restricted Subsidiary of the Company to, enter into an Affiliate Transaction, or any series of related Affiliate Transactions having a value of (a) more than $5.0 million, unless a majority of the Board of Directors of the Company (including a majority of the Company's Disinterested Directors) determines in good faith, as evidenced by a resolution of such Board, that such Affiliate Transaction or series of related Affiliate Transactions is fair to the Company and in compliance with the first sentence of this Section 4.16; or (b) more than $10.0 million, unless the Company receives a written opinion from a nationally recognized investment banking firm that such transaction or series of transactions is fair to the Company from a financial point of view.

Section IV.17  Change of Control

     (a) Following the occurrence of any Change of Control, the Company shall offer (a "Change of Control Offer") to repurchase all outstanding Securities at a repurchase price equal to 101% of the aggregate principal amount of (or if such date is prior to May 1, 2002, the Accreted Value of) the Securities, plus accrued and unpaid interest to the date of repurchase. The Change of Control Offer shall be deemed to have commenced upon mailing of the notice described in the next succeeding paragraph and shall terminate 20 Business Days after its commencement, unless a longer offering period is required by law. Promptly after the termination of the Change of Control Offer (the "Change of Control Payment Date"), the Company shall repurchase and mail or deliver payment for all Securities tendered in response to the Change of Control Offer. If the Change of Control Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest payable on such interest payment date will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Change of Control Offer.

     (b) Within 10 Business Days after any Change of Control, the Company (with written notice to the Trustee and the Paying Agent), or the Trustee at the Company's request and expense, will mail or cause to be mailed to all Holders on the date of the Change of Control a notice prepared by the Company (the "Change of Control Notice") of the occurrence of such Change of Control and of the Holders' rights arising as a result thereof. The Change of Control Notice will contain all instructions and materials necessary to enable Holders to tender their Securities to the Company. The Change of Control Notice, which shall govern the terms of the Change of Control Offer, shall state: (1) that the Change of Control Offer is being made pursuant to this Section 4.17; (2) the repurchase price and the Change of Control Payment Date; (3) that any Security not tendered will continue to accrue interest at the stated rate; (4) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on the Change of Control Payment Date; (5) that Holders electing to have a Security repurchased pursuant to any Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Repurchase" on the reverse of the Security completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to termination of the Change of Control Offer; (6) that Holders will be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the expiration of the Change of Control Offer, or such longer period as may be required by law, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for repurchase and a statement that such Holder is withdrawing his election to have the Security repurchased; and (7) that Holders whose Securities are repurchased only in part will be issued Securities equal in principal amount to the unrepurchased portion of the Securities surrendered.

     (c) On the Change of Control Payment Date, the Company shall to the extent lawful (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Notice, (ii) if the Company appoints a depositary or Paying Agent, deposit with such depositary or Paying Agent money sufficient to pay the repurchase price of all Securities or portions thereof so tendered and
(iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the amount of the Securities or portions thereof tendered to the Company. The depositary, the Company or the Paying Agent, as the case may be, shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the repurchase price (representing those funds received pursuant to clause (ii) of this Section 4.17(c)), and the Trustee shall promptly authenticate and mail to each such Holder a new Security equal in principal amount to any unrepurchased portion of the Security surrendered, if any, provided that such Security will be in a principal amount of $1,000 or an integral multiple thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 4.17, the Trustee shall act as the Paying Agent.

     (d) The Company will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations which may then be applicable to any Change of Control Offer.

Section IV.18  Limitation on Line of Business

     The Company and the Restricted Subsidiaries will be operated in a manner such that their business activities will be the Oil and Gas Business or an Investment in any business or Person engaged in the Oil and Gas Business.

                                   ARTICLE V

                             Successor Corporation

Section V.1  When Company May Merge, etc.

     The Company will not consolidate with or merge with any Person or convey, transfer or lease all or substantially all of its assets to any Person, unless:

          (1) the Company survives such merger or the Person formed by such consolidation or into which the Company is merged or that acquires by conveyance or transfer, or which leases, all or substantially all of the assets of the Company is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and expressly assumes, by supplemental indenture, the due and punctual payment of the principal of, premium, if any, and interest on, all the Securities and the performance of every other covenant and obligation of the Company under the Indenture, the Securities, the Pledge Agreement and the Registration Rights Agreement; and the Company shall have taken all steps necessary or reasonably requested by the Trustee to protect and perfect the security interest granted or purported to be granted to the Holders under the Pledge Agreement;

          (2) immediately before and after giving effect to such transaction no Default or Event of Default exists;

          (3) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the Company (or the surviving or transferee entity) is equal to or greater than the Consolidated Net Worth of the Company immediately before such transaction; and

          (4) immediately after giving effect to such transaction on a pro forma basis, the Company (or the surviving or transferee entity) would be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the test described in Section 4.09(a).

     In connection with any consolidation, merger, conveyance, transfer or lease contemplated by this Section 5.01, the Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that all conditions precedent to the proposed transaction and the execution and delivery of such supplemental indenture have been complied with.

Section V.2  Successor Corporation Substituted

     Upon any consolidation, merger, lease, conveyance or transfer in accordance with Section 5.01, the Trustee shall be notified by the Company and the successor Person, and the successor Person formed by such consolidation or into which the Company is merged or to which such lease, conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein and thereafter (except in the case of a lease) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture, the Securities, the Pledge Agreement and the Registration Rights Agreement.

                                  ARTICLE VI

                             Defaults And Remedies

Section VI.1  Events of Default

     An "Event of Default" occurs upon:

          (1) default by the Company or any Guarantor in the payment of principal of, or premium, if any, on the Securities when due and payable at maturity, upon repurchase pursuant to Section 4.11 or 4.17, upon acceleration or otherwise;

          (2) default by the Company or any Guarantor in the payment of any installment of interest on the Securities when due and payable and continuance of such default for 30 days;

          (3) default by the Company or any Guarantor in the deposit of any optional redemption payment, when and as due and payable pursuant to
     Article III;

          (4) default on any other Indebtedness of the Company or any Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable, directly or indirectly, for such Indebtedness) if either (A) such default results in the acceleration of the maturity of any such Indebtedness having a principal amount of $10.0 million or more individually or, taken together with the principal amount of any other such Indebtedness in default or the maturity of which has been so accelerated, in the aggregate, or (B) such default results from the failure to pay when due principal of, premium, if any, or interest on, any other Indebtedness of the Company or any Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable, directly or indirectly, for such Indebtedness), after giving effect to any applicable grace period (a "Payment Default") having a principal amount of $10.0 million or more individually or, taken together with the principal amount of any other Indebtedness under which there has been a Payment Default, in the aggregate;

          (5) default in the performance, or breach of, the covenants set forth in Article V;

          (6) default in the performance, or breach of, any other covenant or agreement of the Company or any Restricted Subsidiary in this Indenture and failure to remedy such default within a period of 30 days after written notice thereof from the Trustee or Holders of at least 25% in principal amount of the outstanding Securities;

          (7) the commencement of proceedings, or the taking of any enforcement action (including by way of set-off), by any holder of at least $10.0 million in aggregate principal amount of Indebtedness (including any amounts owed pursuant to a judgment or order) of the Company or any Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable, directly or indirectly, for such Indebtedness), after a default under such Indebtedness, to retain in satisfaction of such Indebtedness or to collect or seize, dispose of or apply in satisfaction of such Indebtedness, property or assets of the Company or its Restricted Subsidiaries having a fair market value in excess of $10.0 million individually or in the aggregate; provided that if any such proceedings or actions are terminated or rescinded, or such Indebtedness is repaid or settled, such Event of Default under this Indenture and any consequential acceleration of the Securities shall be automatically rescinded, so long as (a) such rescission does not conflict with any judgment or decree and (b) the holder of such Indebtedness shall not have applied any such property or assets in satisfaction of such Indebtedness;

          (8) the entry by a court of one or more judgments or orders against the Company or any Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable, directly or indirectly, for such judgment or order) in an aggregate amount equal to or in excess of cash and assets of $10.0 million individually or in the aggregate (net of applicable insurance coverage by a third party insurer which is acknowledged in writing by the insurance carrier) that has not been vacated, discharged, satisfied or stayed pending appeal within 60 days from the entry thereof;

          (9) the failure of a Guarantee to be in full force and effect (other than a release of a Guarantee in accordance with Section 10.04) or any Guarantor shall deny or disaffirm its obligations with respect thereto;

          (10) if (i) any material "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), shall exist with respect to any PBGC Plan or Multiple Employer Plan (unless a waiver or extension is obtained under Section 412(d) or (e) of the Code and Sections 303 and 304 of ERISA), if such accumulated funding deficiency is a material liability of the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable therefor, directly or indirectly), (ii) a Reportable Event shall occur with respect to any PBGC Plan or Multiple Employer Plan, which Reportable Event results in the non-appealable termination of such PBGC Plan or Multiple Employer Plan for purposes of Title IV of ERISA and gives rise to a material liability of the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable therefor, directly or indirectly), (iii) proceedings to have a trustee appointed have resulted in a trustee being appointed to terminate or administer a PBGC Plan or Multiple Employer Plan which proceeding results in the non-appealable termination of such PBGC Plan or Multiple Employer Plan and gives rise to a material liability of the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable therefor, directly or indirectly) with respect to such termination, (iv) a PBGC Plan or Multiple Employer Plan has been terminated in a distress termination under Section 4041(c) of ERISA and the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable therefor, directly or indirectly) no longer may appeal such termination, (v) any Multiemployer Plan is in reorganization or is insolvent and the circumstances are such that such reorganization or insolvency results in a material liability to the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable therefor, directly or indirectly),
     (vi) there is a complete or partial withdrawal from a Multiemployer Plan under circumstances that subjects the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable therefor, directly or indirectly) to material liability, or (vii) any event or condition described in (i) through (vi) above (determined without regard to whether the event or condition taken alone would or could result in a material liability) shall occur or exist with respect to a PBGC Plan, Multiple Employer Plan or Multiemployer Plan which in combination with one or more of any events described in (i) through (vi) above (determined without regard to whether the event or condition taken alone would or could result in a material liability) that subjects the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable therefor, directly or indirectly) to any material tax, penalty or other liability (for purposes of this paragraph (10) the term "material" and "material liability" shall mean any tax, penalty or liability in excess of $5.0 million); or

          (11) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (a) commences a voluntary case or proceeding,

               (b) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (c) consents to the appointment of a Custodian of it or for all or substantially all of its property,

               (d) makes a general assignment for the benefit of its creditors, or

               (e) admits in writing that it generally is unable to pay its debts as the same become due; or

          (12) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (a) is for relief (with respect to the petition commencing such case) against the Company or any Restricted Subsidiary in an involuntary case or proceeding,

               (b) appoints a Custodian of the Company or any Restricted Subsidiary or for all or substantially all of its respective property, or

               (c) orders the liquidation of the Company or any Restricted Subsidiary,

     and the order or decree remains unstayed and in effect for 60 days; or

          (13) the Company breaches any representation, warranty or agreement set forth in the Pledge Agreement, or a default by the Company in the performance of any covenant set forth in the Pledge Agreement occurs, or the Company repudiates its obligations under the Pledge Agreement or any material provision of the Pledge Agreement is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect; or

          (14) GPC shall for any reason cease to be a direct Wholly Owned Subsidiary of the Company.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Section VI.2  Acceleration

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

     If an Event of Default (other than an Event of Default specified in clauses
(11) and (12)) under Section 6.01 occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the outstanding Securities may declare the unpaid principal (or, if prior to May 1, 2002, the Accreted Value) of (or the Change of Control purchase price if the Event of Default includes failure to pay the Change of Control purchase price), and premium, if any, and accrued and unpaid interest on, all the Securities then outstanding to be due and payable, by a notice in writing to the Company (and to the Trustee, if given by Holders), and upon any such declaration such principal (or, if prior to May 1, 2002, the Accreted Value), premium, if any, and accrued and unpaid interest shall become immediately due and payable, notwithstanding anything contained in this Indenture or the Securities to the contrary. If an Event of Default specified in clauses (11) or (12) above occurs, all unpaid principal (or, if prior to May 1, 2002, the Accreted Value) of, and premium, if any, and accrued interest on, the Securities then outstanding will become due and payable, without any declaration or other act on the part of the Trustee or any Holder.

     The Holders of a majority in principal amount of the then outstanding Securities, by written notice to the Company, the Guarantors and the Trustee, may rescind and annul a declaration of acceleration and its consequences if (1) the Company or any Guarantor has paid or deposited with such Trustee a sum sufficient to pay (A) all overdue installments of interest on all the Securities, (B) the principal of, and premium, if any, on any Securities that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in the Securities, (C) to the extent that payment of such interest is lawful, interest on the defaulted interest at the rate or rates prescribed therefor in the Securities, and (D) all money paid or advanced by the Trustee thereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; (2) all Events of Default, other than the non-payment of the principal of any Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in the Indenture; and (3) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission will affect any subsequent Event of Default or impair any right consequent thereon.

Section VI.3  Other Remedies

     If an Event of Default occurs and is continuing, the Trustee may, but is not obligated to, pursue, in its own name and as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities, this Indenture or the Pledge Agreement. If an Event of Default specified under clauses (11) or (12) of Section 6.01 occurs with respect to the Company at a time when the Company is the Paying Agent, the Trustee shall automatically assume the duties of Paying Agent.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Each Holder, by accepting a Security, (a) acknowledges that the exercise of remedies by the Trustee with respect to the Collateral is subject to the terms and conditions of the Pledge Agreement and the proceeds received upon realization of the Collateral shall be applied by the Trustee in accordance with
Section 6.10 hereof, and (b) acknowledges and consents to the terms of the Pledge Agreement and to the Trustee's performance of its agreements thereunder.

Section VI.4  Waiver of Past Defaults

     Subject to Sections 6.07 and 9.02, the Holders of at least a majority in principal amount of Securities then outstanding by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in payment of principal or interest on the Securities, including any optional redemption payments or Change of Control or Net Proceeds Offer payments.

Section VI.5  Control by Majority

     The Holders of a majority in principal amount of the Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on such Trustee, provided that (1) such direction is not in conflict with any rule of law or with this Indenture or the Pledge Agreement and (2) the Trustee may take any other action deemed proper by such Trustee that is not inconsistent with such direction.

Section VI.6  Limitation on Remedies

     No Holder of any of the Securities will have any right to institute any proceeding, judicial or otherwise, or for the appointment of a receiver or trustee or pursue any remedy under this Indenture, unless:

          (1) such Holder has previously given notice to the Trustee of a continuing Event of Default,

          (2) the Holders of not less than 25% in principal amount of the outstanding Securities have made written request to such Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under the Indenture,

          (3) such Holder or Holders have offered to such Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request,

          (4) such Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any proceeding, and

          (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Securities.

     A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over other Holders.

Section VI.7  Rights of Holders to Receive Payment

     Notwithstanding any other provision of this Indenture, the Holder of any Securities will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Securities on the stated maturity therefor and to institute suit for the enforcement of any such payment, and such right may not be impaired without the consent of such Holder, except to the extent that the institution or prosecution of such suit or entry of judgment therein would, under applicable law, result in the surrender, impairment or waiver of the Lien of this Indenture and the Pledge Agreement upon the Collateral.

Section VI.8  Collection Suit by Trustee

     If an Event of Default in payment of principal, premium, if any, or interest specified in Section 6.01(1), (2) or (3) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any Guarantor for the whole amount of principal, premium, if any, and interest remaining unpaid with respect to the Securities, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and expenses of the Trustee, its agents and counsel.

Section VI.9  Trustee May File Proofs of Claim

     (a) The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, the Guarantors, their creditors or their property and may collect and receive any money or securities or other property payable or deliverable on any such claims and to distribute the same.

     (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section VI.10  Priorities

     If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

          First:  to the Trustee for amounts due under Section 7.07;

          Second: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          Third:  to the Company.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

Section VI.11  Undertaking for Costs

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.
This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                  ARTICLE VII

                                    Trustee

Section VII.1  Duties of Trustee

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such rights and powers vested in it by this Indenture and use the same degree of care and skill in such exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties that are specifically set forth (or incorporated by reference) in this Indenture and no others.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) This paragraph (c) does not limit the effect of paragraph (b) of this Section.

          (2) The Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (3) The Trustee shall not be liable with respect to action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05, and the Trustee shall be entitled from time to time to request such a direction.

     (d) Every provision of this Indenture and the Pledge Agreement that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

     (e) The Trustee shall be under no obligation and may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense. No provision of this Indenture or the Pledge Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) Subject to Sections 7.01 and 7.02, the Trustee shall not be required to take notice, and shall not be deemed to have notice, of any Default or Event of Default hereunder, except Events of Default described in paragraphs (1), (2) and
(3) of Section 6.01 hereof, unless the Trustee shall be notified specifically of the Default or Event of Default in a written instrument or document delivered to it by the Company or any Guarantor, or by the Holders of at least ten percent (10%) of the aggregate principal amount of the Securities then outstanding. In the absence of delivery of a notice satisfying those requirements, the Trustee may assume that there is no Default or Event of Default, except as noted above.

Section VII.2  Rights of Trustee

     Subject to Section 7.01:

     (a) The Trustee may conclusively rely on and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, to the extent reasonably required by such inquiry or investigation at the sole expense of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel, at the Company's request, of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (g) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the principal corporate trust office of the Trustee, and such notice references the Securities and this Indenture.

     (h) Subject to Section 9.02 hereof, the Trustee may (but shall not be obligated to), without the consent of the Holders, give any consent, waiver or approval required under the Pledge Agreement or by the terms hereof with respect to the Collateral, but shall not without the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding (i) give any consent, waiver or approval or (ii) agree to any amendment or modification of the Pledge Agreement, in each case, that shall have a material adverse effect on the interests of any Holder. The Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any consent, waiver, approval, amendment or modification shall have a material adverse effect on the interests of any Holder.

Section VII.3  Individual Rights of Trustee

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Subsidiaries or Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

Section VII.4  Trustee's Disclaimer

     The Trustee makes no representation as to the value or condition of the Collateral or any part thereof, or as to the title of the Company or any Subsidiary thereto, or as to the security afforded thereby or hereby, or as to the validity or genuineness of any Collateral pledged and deposited with the Trustee, or the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any offering memorandum or solicitation documents, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

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

Section VII.5  Notice of Defaults

     If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Trustee pursuant to Section 7.01(g), the Trustee shall mail to each Holder pursuant to Section 12.02 a notice of the Default within 90 days after it occurs. Except in the case of a Default in any payment on any Security, the Trustee may withhold the notice if and so long as the board of directors, executive committee or a trust committee of officers in good faith determines that withholding the notice is in the interests of Holders.

Section VII.6  Reports by Trustee to Holders

     Within 60 days after each November 15, beginning with the November 15, following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such May 15, that complies with TIA (S)313(a), but only if such report is required in any year under TIA (S)313(a). The Trustee also shall comply with TIA (S)(S)313(b) and 313(c).

     A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall promptly notify the Trustee in writing when the Securities become listed on any national securities exchange or of any delisting thereof.

Section VII.7  Compensation and Indemnity

     The Company and the Guarantors jointly and severally agree to pay the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Guarantors jointly and severally agree to reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred by it. Such expenses shall include when applicable the reasonable compensation and expenses of the Trustee's agents and counsel.

     The Company and the Guarantors jointly and severally agree to indemnify each of the Trustee and any predecessor Trustee against any and all loss, liability, damage, claim or expenses, including taxes (other than taxes based on the income of the Trustee) incurred by it arising out of or in connection with the acceptance and administration of the trust and its duties hereunder as Trustee, Registrar and/or Paying Agent, including the costs and expenses of enforcing this Indenture against the Company (including with respect to this Section 7.07) and of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company and the Guarantors of any claim for which it may seek indemnity; however, unless the position of the Company is materially prejudiced by such failure, the failure of the Trustee to promptly notify the Company shall not limit its right to indemnification. The Company shall defend each such claim and the Trustee shall cooperate in the defense.
The Trustee may retain separate counsel and the Company shall reimburse the Trustee for the reasonable fees and expenses of such counsel if the Company is advised by an Opinion of Counsel that the Trustee has separate defenses and that separate representation is appropriate or if the Trustee reasonably determines that such joint defense would otherwise involve a conflict of interest. The Company need not pay for any settlement made without its consent.

     Neither the Company nor the Guarantors shall be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's breach of the applicable standard of care for its conduct under Section 7.01.

     To secure the payment obligations of the Company and the Guarantors in this Section, the Trustee shall have a lien prior to that of the Holders of the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular Securities.

     When the Trustee incurs expenses or renders services after the occurrence of any Event of Default specified in Sections 6.01(11) or (12), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     The provisions of this Section 7.07 shall survive the satisfaction and discharge or other termination of this Indenture.

Section VII.8  Replacement of Trustee

     The Trustee may resign by so notifying the Company and the Guarantors. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee, in writing. The Company may remove the Trustee if:

     (1) the Trustee fails to comply with Section 7.10;

     (2) the Trustee is adjudged a bankrupt or an insolvent;

     (3) a receiver or other public officer takes charge of the Trustee or its property; or

     (4) the Trustee becomes incapable of acting as Trustee hereunder.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Guarantors. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA
(S)310(a)(5).

Section VII.9  Successor Trustee by Merger, etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided such corporation or association shall be otherwise eligible and qualified under this Article.

Section VII.10  Eligibility; Disqualification

     This Indenture shall always have a Trustee which satisfies the requirements of TIA (S)310(a)(1) and (5). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall also comply with TIA (S)310(b).

Section VII.11  Preferential Collection of Claims Against Company

     The Trustee shall comply with TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). A Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated therein.

Section VII.12  Appointment of Co-Trustee

     If the Trustee deems it necessary or desirable in connection with the Collateral and/or the enforcement of the Pledge Agreement, the Trustee may appoint a co-Trustee with such powers of the Trustee as may be designated by the Trustee at the time of such appointment (including acting as separate trustee of any Collateral), and the Company shall, on request, execute and deliver to such co-Trustee any deeds, conveyances or other instruments required by such co-Trustee so appointed by the Trustee to more fully and certainly vest in and confirm to such co-Trustee its rights, powers, trusts, duties and obligations hereunder.

     All rights (including rights to indemnification hereunder), powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee or jointly by the Trustee and such co-Trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Trustees. No Trustee or co-Trustee shall be personally liable by reason of any act or omission of any other Trustee or co-Trustee hereunder. Any co-Trustee appointed pursuant to this Section 7.12 may be removed by the Trustee pursuant to the terms of this Agreement and may be removed and may resign pursuant to the provisions of the Pledge Agreement and of this Indenture.

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

     A co-Trustee shall not be responsible for and makes no representation as to the value or condition of the Collateral or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby or hereby, or as to the validity or genuineness of any Collateral pledged and deposited with such co-Trustee, or the validity or adequacy of this Indenture or the Securities; a co-Trustee shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or any document issued in connection with the sale of the Securities or any statement in the Securities. A co-Trustee makes no representations with respect to the effectiveness or adequacy of this Indenture or the Pledge Agreement or the validity or perfection, if any, of Liens granted under this Indenture or the Pledge Agreement. A co-Trustee shall not be responsible for independently ascertaining or maintaining such validity or perfection, if any, and shall be fully protected in relying upon certificates and opinions delivered to it in accordance with the terms of this Indenture or the Pledge Agreement.

                                 ARTICLE VIII

                            Discharge Of Indenture

Section VIII.1  Option to Effect Legal Defeasance or Covenant Defeasance

     The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, with respect to the Securities, elect to exercise its rights pursuant to either Section 8.02 or
8.03 with respect to all outstanding Securities upon compliance with the conditions set forth below in this Article VIII.

Section VIII.2  Legal Defeasance and Discharge

     Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.02, the Company shall be deemed to have been discharged from its obligations with respect to all outstanding Securities on the date all conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 8.04, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Sections 2.03, 2.04, 2.06, 2.07, 2.10 and 4.04, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith (including, but not limited to, Section 7.07) and (d) this Article VIII.
Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 with respect to the Securities.

Section VIII.3  Covenant Defeasance

     Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.03, the Company shall be released from its obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
4.15, 4.16, 4.17 and 4.18 and Article V with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(5) or Section 6.01(6), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under
Section 8.01 of the option applicable to this Section 8.03, Sections 6.01(4) through 6.01(14) shall not constitute Events of Default.

Section VIII.4  Conditions to Legal or Covenant Defeasance

     The following shall be the conditions to application of either Section 8.02 or Section 8.03 to the outstanding Securities:

          (a) The Company shall irrevocably have deposited or cause to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this
     Article VIII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in U.S. Legal Tender in an amount, or (b) U.S. Government Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Legal Tender in an amount, or (c) a combination thereof, in such amounts, as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on the outstanding Securities on the Maturity Date or on the applicable redemption date, as the case may be, in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Securities to said payments with respect to the Securities;

          (b) In the case of an election under Section 8.02, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) In the case of an election under Section 8.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (d) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 6.01(11) or 6.01(12) is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (e) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which the Company is bound;

          (f) In the case of any election under Section 8.02 or 8.03, the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under
     Section 8.02 or 8.03 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

          (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under
     Section 8.02 or the Covenant Defeasance under Section 8.03 (as the case may be) have been complied with as contemplated by this Section 8.04.

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

Section VIII.5 Deposited Money and U.S. Government Securities to be Held in Trust; Other Miscellaneous Provisions

     Subject to Section 8.06, all money and U.S. Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or a Guarantor, if any, acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

     Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or U.S. Government Securities held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section VIII.6  Repayment to Company

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security which is not subject to the last paragraph of Section
8.05 and has remained unclaimed for one year after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

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

Section VIII.7  Reinstatement

     If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Securities in accordance with Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.02 or 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE IX

                      Amendments, Supplements And Waivers

Section IX.1  Without Consent of Holders

     The Company, the Guarantors and the Trustee may amend or supplement this Indenture, the Securities or the Pledge Agreement without notice to or consent of any Holder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Section 5.01;

          (3) to reflect the addition or release of any Guarantor, as provided for by this Indenture;

          (4) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA; or

          (5) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder in any material respect.

     Upon the request of the Company and the Guarantors, accompanied by a Board Resolution of the Company and of each Guarantor authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company and the Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

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

Section IX.2  With Consent of Holders

     Except as provided below in this Section 9.02, the Company, the Guarantors and the Trustee may amend this Indenture, the Securities or the Pledge Agreement with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms) of the Holders of at least one-half in aggregate principal amount of the then outstanding Securities.

     Upon the request of the Company and the Guarantors, accompanied by a Board Resolution of the Company and each Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the Opinion of Counsel described in Section 9.06, the Trustee shall join with the Company and the Guarantors in the execution of such supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     The Holders of a majority in principal amount of the then outstanding Securities may waive compliance in a particular instance by the Company or the Guarantors with any provision of this Indenture, the Securities or the Pledge Agreement (including waivers obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of the then outstanding Securities on equal terms). However, without the consent of each Holder affected, an amendment or waiver under this Section may not:

          (1) reduce the percentage of principal amount of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Securities;

          (2) reduce the rate or change the time for payment of interest, including defaulted interest, on the Securities;

          (3) reduce the principal amount of any Security or change the Maturity Date of the Securities;

          (4) reduce the redemption price, including premium, if any, payable upon the redemption of any Security or change the time at which any Security may be redeemed;

          (5) reduce the repurchase price, including premium, if any, payable upon the repurchase of any Security pursuant to Sections 4.11 or 4.17, or change the time at which any Security may or shall be repurchased thereunder;

          (6) waive a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Securities;

          (7) make any Security payable in money other than that stated in the Security;

          (8) impair the right to institute suit for the enforcement of principal of, premium, if any, or interest on any Security pursuant to Sections 6.07 or 6.08, except as limited by Section 6.06;

          (9) make any change in Section 6.04 or Section 6.07 or in this sentence of this Section 9.02;

          (10) affect the ranking, or with respect to Collateral, the priority of the Securities or the Guarantees, in each case in a manner adverse to the Holders; or

          (11) release any Guarantor from any of its obligations under its Guarantee or the Indenture otherwise than in accordance with the terms of the Indenture.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

Section IX.3  Compliance with Trust Indenture Act

     Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section IX.4  Revocation and Effect of Consents

     A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, until an amendment, supplement or waiver becomes effective, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security. For such revocation to be effective, the Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If the Company elects to fix a record date for such purpose, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.05, or (ii) such other date as the Company shall designate. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from the Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective also shall have been given and not revoked within such 90-day period.

     After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it makes a change described in any of clauses (1) through
(11) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

Section IX.5  Notation on or Exchange of Securities

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee.
The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section IX.6  Trustee Protected

     The Trustee shall sign any amendment or supplement or waiver authorized pursuant to this Article if the amendment or supplement or waiver does not adversely affect the rights of the Trustee. If it does adversely affect the rights of the Trustee, the Trustee may but need not sign it. In signing such amendment or supplement or waiver the Trustee shall be entitled to receive, and (subject to Article VII) shall be fully protected in conclusively relying upon, an Opinion of Counsel and an Officer's Certificate stating that such amendment or supplement or waiver is authorized or permitted by and complies with this Indenture. The Company may not sign an amendment or supplement until the Boards of Directors of the Company and the Guarantors approve it.

Section IX.7  Restrictions on Payments for Amendments, Waivers and
                Modifications.

     Notwithstanding any provision to the contrary in this Indenture neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fees or otherwise, to any Holder of any Security for or as an inducement to any consent, waiver or amendment of any terms or provisions of the Security or the Indenture unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities which so consent, waive or agree to amend in the time period set forth in any solicitation documents relating to such consent.

                                   ARTICLE X

                                  Guarantees

Section X.1  Unconditional Guarantee

     Each Guarantor hereby, jointly and severally, unconditionally guarantees (such guarantee to be referred to herein as the "Guarantee") to each Holder and to the Trustee the due and punctual payment of the principal of, premium, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Company whether at maturity, by acceleration, redemption, repurchase or otherwise, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Securities, to the extent lawful, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 10.05.

     Failing payment when due of any amount so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. To the fullest extent permitted by law, each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder with respect to the Securities, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand,
(x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article VI, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

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

Section X.2  Guarantors May Consolidate, etc., on Certain Terms

     (a) Subject to paragraph (b) of this Section 10.02, no Guarantor may consolidate or merge with or into (whether or not such Guarantor is the surviving Person) another corporation or Person unless (i) the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) is a corporation organized and existing under the laws of the United States of America, any state thereof, or the District of Columbia and expressly assumes all the obligations of such Guarantor pursuant to a supplemental indenture, in a form reasonably satisfactory to the Trustee, under the Securities and the Indenture, (ii) immediately before and after giving effect to such transaction, no Default or Event of Default exists, (iii) such Guarantor or the entity or Person formed by or surviving any such consolidation or merger on a pro forma basis will have Consolidated Net Worth (immediately after the transaction) equal to or greater than the Consolidated Net Worth of such Guarantor immediately preceding the transaction and (iv) the Company will, at the time of such transaction after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable Reference Period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a). In connection with any consolidation or merger contemplated by this Section 10.02, the Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that all conditions precedent to the proposed transaction and to execution and delivery of such supplemental indenture have been complied with. This Section 10.02(a) will not prohibit a merger between Guarantors or a merger between the Company and a Guarantor; provided, however, GPC is prohibited from merging with or into the Company or any other Guarantor.

     (b) In the event of a sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of such Guarantor, then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be released and relieved of any obligations under its Guarantees; provided that the Net Cash Proceeds of such sale or other disposition are applied in accordance with the provisions of the Indenture described under Section 4.11.

Section X.3  Addition of Guarantors

     (a) Except to the extent prohibited by the terms of any Bank Credit Facility or the Senior Secured Note Indenture, the Company agrees to cause each Person that shall become a Restricted Subsidiary after the Issue Date to execute and deliver a supplemental indenture pursuant to which such Subsidiary shall guarantee the payment of the Securities pursuant to the terms hereof.

     (b) Except to the extent prohibited by the terms of any Bank Credit Facility or the Senior Secured Note Indenture, any Person that was not a Guarantor on the Issue Date may become a Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor and (ii) an Opinion of Counsel and Officers' Certificate to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion and provided that no opinion need be rendered concerning the enforceability of the Guarantee).

Section X.4  Release of a Guarantor

     Upon the sale or disposition of a Guarantor (or substantially all of its assets), which in each case otherwise is effected in compliance with the terms of this Indenture, including but not limited to the provisions of Section 10.02, such Guarantor shall be deemed released from all of its Guarantee and related obligations in this Indenture. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate and an Opinion of Counsel certifying that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Securities as provided in this Article X.

Section X.5  Limitation of Guarantor's Liability

     Each Guarantor and by its acceptance of Securities under this Indenture each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the Holders and each Guarantor hereby irrevocably agree that the obligations of each Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 10.06, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. This Section 10.05 is for the benefit of the creditors of each Guarantor, and, for purposes of applicable fraudulent transfer and fraudulent conveyance law, any Indebtedness of a Guarantor pursuant to a Bank Credit Facility shall be deemed to have been incurred prior to the incurrence by such Guarantor of its liability under the Guarantee.

Section X.6  Contribution

     In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantee.

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

Section X.7  Execution and Delivery of Guarantee

     To further evidence the Guarantees set forth in Section 10.01, each Guarantor hereby agrees that a notation relating to such Guarantee, in substantially the form of Exhibit A-1, shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of one Officer of each Guarantor.

     Each of the Guarantors hereby agrees that its Guarantee set forth in
Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to such Guarantee.

     If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

     The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

Section X.8  Severability

     In case any provision of this Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                  ARTICLE XI

                            Collateral and Security

Section XI.1  Collateral and Pledge Agreement; Additional Collateral

     (a) In order to secure the due and punctual payment of the principal of and interest on the Securities when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Securities and the performance of all other obligations of the Company to the Holders or the Trustee under this Indenture and the Securities, the Company and the Trustee have simultaneously with the execution of this Indenture entered into the Pledge Agreement pursuant to which the Company has granted to the Trustee or co-Trustee for the benefit of the Holders a first priority Lien on and security interest in the Collateral. The Trustee and the Company hereby agree that the Trustee holds the Collateral in trust for the benefit of the Holders pursuant to the terms of this Indenture and the Security Documents.

     (b) Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Pledge Agreement, as the same may be amended from time to time pursuant to the provisions of the Pledge Agreement and this Indenture.

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

     (c) Except to the extent prohibited by the terms of any Bank Credit Facility or the Senior Secured Note Indenture, the Company agrees to cause the Capital Stock of each Person that shall become a direct Wholly Owned Restricted Subsidiary of the Company after the Issue Date to be pledged pursuant to the Pledge Agreement

Section XI.2  Recording and Opinions

     (a) The Company shall take or cause to be taken all action required to perfect, maintain, preserve and protect the Lien on and security interest in the Collateral granted by the Pledge Agreement, including, without limitation, the filing of financing statements, continuation statements and any instruments of further assurance, in such manner and in such places as may be required by law fully to preserve and protect the rights of the Holders and the Trustee under this Indenture and the Pledge Agreement to all property comprising the Collateral. The Company shall from time to time promptly pay all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture and the Pledge Agreement, any amendments thereto and any other instruments of further assurance required pursuant to the Pledge Agreement.

     (b) The Company shall furnish to the Trustee, at such time as required by
(S) 314(b) of the TIA, Opinion(s) of Counsel either (a) substantially to the effect that, in the opinion of such counsel, this Indenture and the grant of a security interest in the Collateral intended to be made by the Pledge Agreement and all other instruments of further assurance, including, without limitation, financing statements, have been properly recorded and filed to the extent necessary to perfect the security interests in the Collateral created by the Pledge Agreement and reciting the details of such action, and stating that as to the security interests created pursuant to the Pledge Agreement, such recordings and filings are the only recordings and filings necessary to give notice thereof and that no re-recordings or refilings are necessary to maintain such notice (other than as stated in such opinion), or (b) to the effect that, in the opinion of such counsel, no such action is necessary to perfect such security interests.

     (c) To the extent required by the TIA the Company shall furnish to the Trustee on April 15 in each year, beginning with April 15, 1999, an Opinion of such counsel, dated as of such date, either (i) (A) stating that, in the opinion of such counsel, action has been taken with respect to the recording, filing, re-recording and refiling of all supplemental indentures, financing statements, continuation statements and other documents as is necessary to maintain the Lien of the Pledge Agreement and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements, continuation statements and other documents have been executed and filed that are necessary as of such date and during the succeeding 24 months fully to maintain the security interest of the Holders and the Trustee hereunder and under the Pledge Agreement with respect to the Collateral, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien.

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

Section XI.3  Release of Collateral

     (a) Subject to subsections (b), (c) and (d) of this Section 11.03, Collateral may be released from the Lien and security interest created by the Pledge Agreements at any time or from time to time in accordance with the provisions of the Pledge Agreements or as provided hereby.

     (b) The Trustee, in its capacity as Trustee under the Pledge Agreement, shall not at any time release Collateral from the security interest created by this Indenture and the Pledge Agreement unless such release is in accordance with the provisions of this Indenture and the Pledge Agreement.

     (c) At any time when an Event of Default shall have occurred and be continuing, no release of Collateral pursuant to the provisions of this Indenture and the Pledge Agreement shall be effective as against the Holders of the Securities.

     (d) The release of any Collateral from the terms of the Pledge Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture and the Pledge Agreement. To the extent applicable, the Company shall cause TIA (S) 314(d) relating to the release of property from the Lien of the Pledge Agreement and relating to the substitution therefor of any property to be subjected to the Lien of the Pledge Agreement to be complied with. Any certificate or opinion required by TIA (S) 314(d) may be made by an Officer of the Company, except in cases where TIA (S) 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care. A Person is "independent" if such Person (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Company or any Subsidiary or in any Affiliate of the Company or of any Subsidiary and (c) is not an officer, employee, promoter, underwriter, trustee, partner or director or person performing similar functions to any of the foregoing for the Company or any Subsidiary. The Trustee shall be entitled to receive and rely upon a certificate provided by any such Person confirming that such Person is independent within the foregoing definition.

Section XI.4  Certificates of the Company

     The Company shall furnish to the Trustee, prior to each proposed release of Pledged Collateral pursuant to the Pledge Agreement, (i) all documents required by TIA (S) 314(d) and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company, to the effect that such accompanying documents constitute all documents required by TIA (S) 314(d). The Trustee may, to the extent permitted by Sections 7.01 and 7.02 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

Section XI.5  Certificates of the Trustee

     In the event that the Company wishes to release Pledged Collateral in accordance with the Pledge Agreement and has delivered the certificates and documents required by the Pledge Agreement and Sections 11.03 and 11.04 hereof, the Trustee shall determine whether it has received all documentation required by TIA (S) 314(d) in connection with such release and, based on such determination and the Opinion of Counsel delivered pursuant to Section 11.04, shall deliver a certificate to the Collateral Agent setting forth such determination.

Section XI.6  Authorization of Actions To Be Taken by the Trustee Under the
               Pledge Agreement

     Subject to the provisions of the Pledge Agreement, (a) the Trustee may, in its sole discretion and without the consent of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Pledge Agreement and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder and (b) the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any act that may be unlawful or in violation of the Pledge Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Holders or of the Trustee).

Section XI.7  Authorization of Receipt of Funds by the Trustee Under the Pledge
               Agreement

     The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Pledge Agreement, and to make further distributions of such funds to the Holders in accordance with the provisions of this Indenture.

Section XI.8  Termination of Security Interest

     Upon the payment in full of all Obligations of the Company under this Indenture and the Securities, or upon Legal Defeasance, the Trustee shall, at the request of the Company, deliver a certificate stating that such Obligations have been paid in full, and release the Liens pursuant to this Indenture and the Pledge Agreement.

                                  ARTICLE XII

                                 Miscellaneous

Section XII.1  Trust Indenture Act Controls

     Whether prior to or following the qualification of this Indenture under the TIA, if any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of TIA (S) 318(c) upon an Indenture qualified under the TIA, the imposed duties shall control under this Indenture.

Section XII.2  Notices

     Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by certified or registered mail (return receipt requested), facsimile, telecopier or overnight air courier guaranteeing next day delivery, addressed as follows:

     If to the Company or any Guarantor:
          Gothic Energy Corporation
          5727 South Lewis Avenue, Suite 700
          Tulsa, Oklahoma 74105-7148
          Attention: Secretary

     If to the Trustee:
          The Bank of New York
          101 Barclay Street, Floor 21 West
          New York, New York 10286
          Attention:  Corporate Trust Trustee Administration

     The Company, any Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if faxed or telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next Business Day delivery.

     Any notice or communication mailed to a Holder shall be mailed by first-class mail to the address for such Holder appearing on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If the Company or any Guarantor mails notice or communications to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section XII.3  Communication by Holders with Other Holders

     Holders may communicate pursuant to TIA (S) 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

Section XII.4  Certificate and Opinion as to Conditions Precedent

     Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor, as the case may be, shall furnish to the Trustee:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 12.05) stating that, in the opinion of the signers, the conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with;

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, such conditions precedent have been complied with; and

          (3) any Opinion of Counsel may assume the existence or non-existence of facts necessary to support such Opinion unless such counsel has actual knowledge that such assumption would be contrary to the actual facts.

Section XII.5  Statements Required in Certificate or Opinion

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such person, such covenant or condition has been complied with.

Section XII.6  Rules by Trustee and Agents

     The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar or Paying Agent may make reasonable rules for its functions.

Section XII.7   Legal Holidays

     A "Legal Holiday" is a Saturday, a Sunday, or a day on which banks and trust companies in the City of New York are not required by law or executive order to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, without additional interest.

Section XII.8   Governing Law

     THIS INDENTURE AND THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section XII.9   No Adverse Interpretation of Other Agreements

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Guarantor or any other Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section XII.10  No Recourse Against Others

     All liability described in paragraph 18 of the Securities of any director, officer, employee or stockholder, as such, of the Company, the Guarantors or the Trustee is waived and released.

Section XII.11  Successors

     All agreements of the Company and the Guarantors in this Indenture, the Securities and the Guarantees shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

Section XII.12  Duplicate Originals

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

Section XII.13  Severability

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                                 SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the date first written above.

                              COMPANY

                              GOTHIC ENERGY CORPORATION


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              TRUSTEE

                              THE BANK OF NEW YORK, as Trustee


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                                                            EXHIBIT A
                               FORM OF SECURITY

                           GOTHIC ENERGY CORPORATION
                14_% SERIES [A/B] SENIOR SECURED DISCOUNT NOTE DUE 2006

                              [FACE OF SECURITY]

     [Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York ("DTC")), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]/1/

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE REOFFERED, SOLD OR OTHERWISE TRANSFERRED TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS PURCHASING IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND, PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD PROVIDED FOR IN RULE 903 OF REGULATION S, WILL NOT OFFER OR SELL THESE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(o) OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS COMPLIES WITH RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER,
(B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE), PROVIDED THAT CERTAIN

HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS NOTE PURSUANT TO THIS CLAUSE C PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), (D) OUTSIDE THE UNITED STATES TO A PERSON OTHER THAN A U.S. PERSON IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" DESCRIBED ABOVE, A CERTIFICATE WHICH MAY BE OBTAINED FROM THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (E) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR
(G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

                           GOTHIC ENERGY CORPORATION
                14_% SERIES [A/B] SENIOR SECURED DISCOUNT NOTE DUE 2006

NO.                                                                $_________
                                                            CUSIP NO.________

     Gothic Energy Corporation, an Oklahoma corporation, promises to pay to _______________ or registered assigns the principal sum of ____________________ Dollars on ________________, 2006.

     Interest Payment Dates: May 1 and November 1

     Record Dates: April 15 and October 15

     To the extent set forth in the Pledge Agreement (as defined in the Indenture), payment hereon is secured by a valid, perfected security interest in the Collateral (as defined in the below-mentioned Indenture), the terms of which security interest are more fully set forth in the Pledge Agreement.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

               [Seal]      GOTHIC ENERGY CORPORATION


                              By:
                                 --------------------------------

                              By:
                                 --------------------------------


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     The Bank of New York, as Trustee, certifies that this is one of the 14_% Series [A/B] Senior Secured Discount Notes due 2006 in [Definitive/Global]/1/ form referred to in the within-mentioned Indenture.




Dated:
      -----------------
                              THE BANK OF NEW YORK



                              By:
                                 --------------------------------
                                 Authorized Signatory





-------------
 /1/ If the Security is issued in global form, the term "Global" replaces the term "Definitive"

                             [REVERSE OF SECURITY]

                           GOTHIC ENERGY CORPORATION

            14_% SERIES [A/B] SENIOR SECURED DISCOUNT NOTE DUE 2006

     1. Interest. Gothic Energy Corporation, an Oklahoma corporation (the "Company"), promises to pay interest on the principal amount of this Security at 14_% per annum and shall pay additional interest, if any, payable pursuant to the Registration Rights Agreement referred to in the Indenture. The Company will pay interest semiannually on May 1 and November 1 of each year (each an "Interest Payment Date"), commencing November 1, 2002, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from May 1, 2002; provided, that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after May 1, 2002), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Securities, in which case interest shall accrue from the date of authentication. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate on the Securities then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All references herein to interest shall include additional interest, if any, payable as Notes Liquidated Damages pursuant to the Registration Rights Agreement.

     2. Method of Payment. The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date immediately preceding the Interest Payment Date, even if such Securities are canceled after the record date and on or before the Interest Payment Date. Holders must surrender Securities to the Paying Agent to collect principal payments. The Company will pay principal of, premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay such amounts by check payable in such money. It may mail an interest check to a Holder's registered address.

     3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     4. Indenture. The Company issued the Securities under an Indenture, dated as of April 21, 1998 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbb) as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a complete statement of such terms. The Securities are limited to $104,000,000 aggregate principal amount.

     5. Ranking and Guarantees. The Securities are general senior secured obligations of the Company. The Company's obligation to pay principal, premium, if any, and interest with respect to the Securities is unconditionally guaranteed on a senior basis, jointly and severally, by the Guarantors pursuant to Article X of the Indenture. Certain limitations to the obligations of the Guarantors are set forth in further detail in the Indenture.

     6. Optional Redemption. The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after May 1, 2003 at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on May 1 of the year set forth below, plus, in each case, accrued interest thereon to the redemption date:


              Year                                     Percentage
              ----                                     ----------
              2003...................................   107.063%
              2004...................................   103.532%
              2005...................................   100.00%

     Notwithstanding the foregoing, at any time prior to May 1, 2003, the Company may, at its option, redeem all or any portion of the Securities at the Make-Whole Price plus accrued and unpaid interest thereon, if any, to the redemption date.

     In addition, in the event the Company consummates one or more Equity Offerings on or prior to May 1, 2001, the Company may, in its sole discretion, redeem up to 33-1/3% of the original aggregate principal amount of the Securities with all or a portion of the aggregate net proceeds received by the Company from any such Equity Offering or Equity Offerings, within 90 days of the closing of any such Equity Offering, at a redemption price of 114.125% of the Accreted Value of the Securities so redeemed, plus accrued and unpaid interest on the Securities so redeemed to the Redemption Date; provided, however, that following such redemption, at least 66-2/3% of the original aggregate principal amount of the Securities remains outstanding.

     Any redemption pursuant to this paragraph 6 shall be made pursuant to the provisions of Sections 3.01 through 3.07 of the Indenture.

     In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the redemption date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the redemption date. In the event of redemption or purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     The Securities do not have the benefit of any sinking fund obligations.

     7. Notice of Redemption. Notice of redemption will be mailed to the Holder's registered address at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed. If less than all Securities are to be redeemed, the Trustee shall select pro rata, by lot or in accordance with the rules of any securities exchange the Securities to be redeemed in multiples of $1,000. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption (unless the Company shall default in the payment of the redemption price or accrued interest).

     8. Change of Control Offer. In the event of a Change of Control, and subject to certain conditions and limitations provided in the Indenture, the Company will be obligated to make an offer to purchase, not more than 10 Business Days or less than 20 Business Days following the occurrence of a Change of Control, all of the then outstanding Securities at a purchase price equal to 101% of the principal amount thereof (or if such date of purchase is prior to May 1, 2002, the Accreted Value thereof), together with accrued and unpaid interest to the Change of Control Purchase Date, all as provided in the Indenture.

     9. Net Proceeds Offer. In the event of Asset Sales, under certain circumstances, the Company will be obligated to make a Net Proceeds Offer to purchase all or a specified portion of each Holder's Securities at a purchase price equal to 100% of the principal amount of (or if such date of purchase is prior to May 1, 2002, the Accreted Value of) the Securities, together with accrued and unpaid interest to the Net Proceeds Payment Date.

     10. Restrictive Covenants. The Indenture imposes certain limitations on, among other things, the ability of the Company to merge or consolidate with any other Person or sell, lease or otherwise transfer all or substantially all of its properties or assets, the ability of the Company or the Restricted Subsidiaries to dispose of certain assets, to pay dividends and make certain other distributions and payments, to make certain investments or redeem, retire, repurchase or acquire for value shares of Capital Stock, to incur additional Indebtedness or incur encumbrances against certain property and to enter into certain transactions with Affiliates, all subject to certain limitations described in the Indenture.

     11. Defaults and Remedies. As set forth in the Indenture, an Event of Default is generally (i) failure to pay principal upon maturity, redemption or otherwise (including pursuant to a Change of Control Offer or a Net Proceeds Offer), (ii) default for 30 days in payment of interest on any of the Securities, (iii) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets or the failure to make or consummate a Change of Control Offer or a Net Proceeds Offer, (iv) failure for 30 days after notice to comply with any other covenants in the Indenture or the Securities; (v) certain payment defaults under, the acceleration prior to the maturity of, and the exercise of certain enforcement rights with respect to, certain Indebtedness of the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable, directly or indirectly, for such Indebtedness); (vi) the failure of any Guarantee to be in full force and effect or otherwise to be enforceable (except as permitted by the Indenture); (vii) certain events giving rise to material ERISA liability; (viii) certain final judgments against the Company, any Guarantor or other any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Guarantor is liable, directly or indirectly, for such judgment) in an aggregate amount of $10.0 million or more which remain unsatisfied and either become subject to commencement or enforcement proceedings or remain unstayed for a period of 60 days; (ix) certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary; (x) the Pledge Agreement ceases to give the Trustee the Lien purported to be created thereby or any default occurs thereunder; and (xi) GPC shall cease for any reason to be a direct Wholly Owned

Subsidiary of the Company. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount (or, if prior to May 1, 2002, the Accreted Value) of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary, the principal amount (or, if prior to May 1, 2002, the Accreted Value) of the Securities will become due and payable immediately without further action or notice, and (ii) in the case of an Event of Default which relates to certain payment defaults, acceleration or the exercise of certain enforcement rights with respect to certain Indebtedness, any acceleration of the Securities will be automatically rescinded if any such Indebtedness is repaid or if the default relating to such Indebtedness is cured or waived and if the holders thereof have accelerated such Indebtedness then such holders have rescinded their declaration of acceleration or if in certain circumstances the proceedings or enforcement action with respect to the Indebtedness that is the subject of such Event of Default is terminated or rescinded. No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that, withholding the notice is in the interest of the Holders. The Company is required to file annual reports with the Trustee as to the absence or existence of defaults.

     12. Defeasance. The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     13. Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of one-half in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency and to make certain other specified changes and other changes that do not materially adversely affect the rights of any Holder.

     14. Obligation Absolute and Unconditional. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     15. Registration and Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     16. Form. The Securities shall be issued either in global form or in definitive registered form, without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     17. Taxes. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     18. No Recourse Against Others. A director, officer, incorporator, or stockholder of the Company or any Guarantor, as such, shall not have any personal liability under this Security or the Indenture by reason of his or its status as such director, officer, incorporator or stockholder. Each Holder, by accepting this Security with the notation of Guarantee endorsed hereon, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security with the notation of Guarantee endorsed hereon.

     19. Registered Owners. Prior to the time of due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Guarantors, the Trustee nor any agent shall be affected by notice to the contrary.

     20. Definitions. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105-7148.

     21. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

     22. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to applicable principles of conflicts of laws to the extent that the application of the law of another jurisdiction would be required thereby.

     23. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

     24. Trustee Dealings with Company and Guarantors. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors or their respective Subsidiaries or Affiliates with the same rights it would have if it were not Trustee.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: Gothic Energy Corporation, 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105-7148,
Attention: Secretary.

                                ASSIGNMENT FORM


To assign this Security, fill in the form below:

I or we assign and transfer this Security to:


--------------------------------------------------------------------------------
              (Insert assignee's social security or tax I.D. no.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________ as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.



--------------------------------------------------------------------------------



Your Signature:
               -----------------------------------------------------------------
               (Sign exactly as your name appears on the other side of this
                Security)

Date:
     ------------------


Signature Guarantee:
                    ------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  FORM OF OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased by the Company pursuant to Section 4.11 or Section 4.17 of the Indenture, check the appropriate box:

                      Section 4.11 [_]   Section 4.17 [_]

     If you want to have only part of this Security purchased by the Company pursuant to Section 4.11 or Section 4.17 of the Indenture, state the amount in integral multiples of $1,000:

$
 ------------

Date:                       Signature:
     -------------                    -----------------------------------------
                                      (Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                    ------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                 SCHEDULE OF EXCHANGES OF GLOBAL SECURITY FOR
                            DEFINITIVE SECURITY/2/


     The following exchanges of a part of this Global Security for Definitive Securities have been made:




                                                                PRINCIPAL AMOUNT   SIGNATURE OF
                           AMOUNT OF            AMOUNT OF        OF THIS GLOBAL     AUTHORIZED
                          DECREASE IN          INCREASE IN          SECURITY       SIGNATORY OF
                       PRINCIPAL AMOUNT      PRINCIPAL AMOUNT    FOLLOWING SUCH     TRUSTEE OR
                        OF THIS GLOBAL       OF THIS GLOBAL       DECREASE (OR      SECURITIES
DATE OF EXCHANGE           SECURITY              SECURITY           INCREASE)       CUSTODIAN
----------------      ------------------     ----------------   ----------------   -----------











--------------
 /2/ This should be included only if the Security is issued in global form.

                                                                     EXHIBIT A-1

                         FORM OF NOTATION ON SECURITY
                       RELATING TO SUBSIDIARY GUARANTEE

     Subject to the limitations and provisions set forth in the Indenture, the Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Guarantor," which term includes any successor or additional Guarantor under the Indenture) have, jointly and severally, unconditionally guaranteed (a) the due and punctual payment of the principal of, premium, if any, and interest on the Securities, and all other amounts payable under the Indenture and the Securities by the Company whether at maturity, acceleration, redemption, repurchase or otherwise,
(b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Securities, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Capitalized terms used herein shall have the meanings assigned to them in the Indenture unless otherwise indicated.

     The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.

     No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

     Any Guarantor may be released from its Guarantee upon the terms and subject to the conditions provided in the Indenture.

     All terms used in this notation of Guarantee which are defined in the Indenture referred to in this Security upon which this notation of Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

     The Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                        [NAME OF EACH SUBSIDIARY
                                        GUARANTOR]



Attest:                                 By:
       -------------------------           ----------------------------------
       Secretary                              President


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is the notation of the Guarantee of the 14_% Series [A/B] Senior Secured Discount Notes due 2006 referred to in the within-mentioned Indenture.


Dated:
      --------------------------
                                        THE BANK OF NEW YORK
                                        Trustee


                                        By:
                                           ----------------------------------
                                              Authorized Signatory

                                                            EXHIBIT B


                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
           OR TRANSFER OF SERIES [A/B] SENIOR SECURED DISCOUNT NOTES


                             ______________, 199__

The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286
Attention: Corporate Trust Trustee Administration

           Re:  Gothic Energy Corporation
           14_% Series [A/B] Senior Secured Discount Notes due 2006
           ---------------------------------------------------------
           (the "Securities")
           ------------------



     Reference is hereby made to the Indenture dated as of April 21, 1998 (the "Indenture") between Gothic Energy Corporation and The Bank of New York, Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

     This certificate relates to $_______________ aggregate principal amount of Securities which are held in*

     [_] book-entry
          or
     [_] definitive form

in the name of ______________________________________________ [name of transferor] (the "Transferor"). The Transferor hereby requests that the Securities be transferred to _____________________________________ [insert name of transferee] (the "Transferee").

     The Transferor hereby certifies that the Transferor is familiar with the Indenture relating to the above-captioned Securities and further certifies that*:

     [_] such Securities (constituting either a Definitive Security in the amount indicated above that is being exchanged for a beneficial interest in the Global Security pursuant to Section 2.06(d) of the Indenture or a beneficial interest in the amount indicated above in the Global Security that is being transferred pursuant to Section 2.06(e) of the Indenture) are being transferred to a Person that the Transferor reasonably believes is a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act; or

     [_] the Transferor has requested by written order that the Trustee deliver to the Transferee in exchange for a beneficial interest in the Global Security held by the Depositary a Definitive Security or Securities in an aggregate principal amount equal to such beneficial interest in the Global Security (or the portion thereof indicated above) in accordance with
     Section 2.06(f) of the Indenture, and*

               [_] the Transferee is the Person designated by the Depositary as being the beneficial owner of the interest in the Global Security; or

               [_] the Transferor reasonably believes the Transferee to be a Qualified Institutional Buyer; or

               [_] such transfer is being made in reliance on Rule 144 or Rule 904 or another exemption (specify:
               ______________________________________) from the registration requirements of the Securities Act, and an opinion of counsel accompanies this Certificate; or

     [_] the Transferor has requested by written order that the Trustee exchange or register the transfer of a Definitive Security or Securities for a Definitive Security or Securities:

         [_] to a Person the Transferor reasonably believes to be a Qualified Institutional Buyer; or

         [_]  in reliance on Rule 144 or Rule 904 or another exemption (specify:
         __________________________________) from the registration requirements of the Securities Act, and an opinion of counsel accompanies the Certificate.

     In connection with such request, and in respect of such Securities, the Transferee confirms that:

     1. The Transferee understands that the Securities have not been and may not be registered under the Securities Act, and are being sold to it in a transaction that is exempt from the registration requirements of the Securities Act.

     2. The Transferee hereby represents that it is a corporation, partnership or other entity or person having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Transferee is (or any account for which it is purchasing is) (check box, if applicable):

         [_] an Accredited Investor or

         [_] a Qualified Institutional Buyer,

as such terms are defined in the Securities Act, able to bear the economic risk of investment in the Securities.

     3. The Transferee undertakes that it is acquiring the Securities for its own account (or for accounts as to which the Transferee exercises sole investment discretion and has authority to make, and does make, the statements contained in this certificate) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within the Transferee's control.

     4. The Transferee acknowledges that it understands that the Securities will be issued either as (a) a Global Security** and the Transferee will own a beneficial interest therein or (b) a Definitive Security under which the Securities will be delivered to the Transferee in registered form only and, in either case, the Security will bear a legend substantially to the following effect:

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES

LAWS AND MAY NOT BE REOFFERED, SOLD OR OTHERWISE TRANSFERRED TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS PURCHASING IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND, PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD PROVIDED FOR IN RULE 903 OF REGULATION S, WILL NOT OFFER OR SELL THE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(o) OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS COMPLIES WITH RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER,
(B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS NOTE PURSUANT TO THIS CLAUSE C PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), (D) OUTSIDE THE UNITED STATES TO A PERSON OTHER THAN A U.S. PERSON IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE,
(E) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING

RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

and (c) such certificates will be reissued without the foregoing legend only in the event of a disposition of the Securities in accordance with the provisions of paragraph 5(c) or (d) below, or at the Transferee's request at such times as the Transferee would be permitted to dispose of the Securities in accordance with paragraph 5(d) below.

     5. The Transferee agrees that in the event that at some future time it wishes to dispose of any of the Securities, it will not do so unless:

          (a) the Securities are sold to the Company or any Subsidiary thereof;

          (b) the Securities are sold to an Accredited Investor or Qualified Institutional Buyer, that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from such Trustee);

          (c) the Securities are sold pursuant to Rule 144 under the Securities Act; or

          (d) the Securities are sold pursuant to an effective registration statement under the Securities Act.

                                        Very truly yours,

                                        ---------------------------------------
                                        [Insert Name of Transferor]

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
Dated:                                  Title:
      ---------------,------                  --------------------------------


                                        --------------------------------------
                                        [Insert Name of Transferee]


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
Dated:                                  Title:
      ---------------,------                  --------------------------------



cc:  Gothic Energy Corporation

                                                                       EXHIBIT C
                       FORM OF LEGAL OPINION ON TRANSFER
                                                              ___________, _____
                                                                    (Date)

Gothic Energy Corporation
5727 South Lewis Avenue, Suite 700
Tulsa, Oklahoma 74105-7148
Attn: Secretary

The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286
Attention: Corporate Trust Trustee Administration

     Re:  Gothic Energy Corporation
          14_% Series [A/B] Senior Secured Discount Notes due 2006

Ladies and Gentlemen:

     This opinion is being furnished to you in connection with the sale by _____________ (the "Transferor") to _____________ (the "Transferee") of
$_______________ aggregate principal amount of 14_% Series [A/B] Senior Secured Discount Notes due 2006 of (the "Securities") of Gothic Energy Corporation.

     We have examined such documents and records as we have deemed appropriate. In our examination of the foregoing, we have assumed the authenticity of all documents, the genuineness of all signatures and the due authorization, execution and delivery of the aforementioned by each of the parties thereto. We have further assumed the accuracy of the representations of the Transferee contained in the Certificate Delivered Upon Exchange or Transfer of Senior Notes executed and delivered by the Transferee and the Transferor in connection with the sale of the Securities. We have also assumed that the sale of the Securities to the Transferor was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act").

     Based on the foregoing, we are of the opinion that the sale to the Transferee of the Securities does not require registration of such Securities under the Securities Act and is authorized and permitted under the terms of the Indenture.

                              Very truly yours,

                                                                       EXHIBIT D


                     OFFICERS' CERTIFICATE OF NON-DEFAULT
                     ------------------------------------

                           GOTHIC ENERGY CORPORATION


     This Officers' Certificate is provided pursuant to Section 4.03(a) of the Indenture dated April 21, 1998 between Gothic Energy Corporation (the "Company") and The Bank of New York, as Trustee (the "Indenture").

     A review of the activities of the Company and the Subsidiaries during the
preceding fiscal year ending [                ,      ], has been made under the
supervision of the Officers signing below with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under the Indenture. In addition, each such Officer signing this certificate states that, to the best of such Officer's knowledge, the Company and each Guarantor has kept, observed, performed and fulfilled each and every covenant contained in the Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of the Indenture, without regard to notice requirements or periods of grace. This Officers' Certificate is intended to comply with TIA 314(a)(4).

     Additionally, each Officer signing below has read each covenant or condition set forth in the Indenture and has made such examination or investigation as is necessary, in the opinion of each such Officer, to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, which examination or investigation was conducted in the course of the Officers' routine operational management of the Company. In the opinion of each such Officer, each such covenant or condition has been complied with.

     EXECUTED THIS __________ day of ______________________, _____.

                                  GOTHIC ENERGY CORPORATION,
                                  an Oklahoma corporation


                                  *By:
                                      -----------------------------------------


                                   By:
                                      -----------------------------------------
* This certificate must be signed by the principal executive, financial or accounting Officer (as well as one other Officer).

                                                                       EXHIBIT E

                      TRANSFEREE LETTER OF REPRESENTATION
                      -----------------------------------


Gothic Energy Corporation
5727 South Lewis Avenue, Suite 700
Tulsa, Oklahoma 74105-7148
Attn: Secretary

The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286
Attention: Corporate Trust Trustee Administration

Ladies and Gentlemen:

     In connection with our proposed purchase of $_______ aggregate principal amount of 14_% Senior Secured Discount Notes due 2006 (the "Securities") of Gothic Energy Corporation (the "Company"), we confirm that:

     (A) We have received a copy of the Offering Memorandum, dated April 21, 1998, relating to the Securities and such other information as we deem necessary in order to make our investment decision.

     (B) We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate or the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a Qualified Institutional Buyer (as defined in Rule 144A) that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act) (an "Accredited Investor") that is purchasing for his own account or for the account of such an Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, (e) pursuant to the resale limitations provided by Rule 144 under the Securities Act (if available), (f) outside the United States to a person who is not a U.S. person in an offshore transaction meeting the requirements of Rule 904 of the Securities Act, or (g) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities law. The foregoing restrictions on sale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee which shall provide, among other things, that the transferee is an Accredited Investor and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (d), (e), (f) or (g) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

     (C) We are an Accredited Investor or, if the transfer is of a beneficial interest in the Global Security, a Qualified Institutional Buyer, in either case purchasing for our own account or for the account of such an Accredited Investor as to each of which we exercise sole investment discretion and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investments for an indefinite period.

     (D) All of you are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                              Very truly yours,


                              ------------------------------------------
                              (Name of Purchaser)


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------
                              Date:
                                   -------------------------------------

      Upon transfer, the Securities should be registered in the name of the new beneficial owner as follows:

Name:
     ---------------------

Address:
        -------------------------

Taxpayer ID Number:
                   ---------------

                                                                       EXHIBIT F

               FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                    WITH TRANSFERS PURSUANT TO REGULATION S
                                                            _____________, ____

The Bank of New York, as Registrar
Attention:  Corporate Trust Trustee Administration

Ladies and Gentlemen:

     In connection with our proposed sale of certain 14_% Series [A/B] Senior Secured Discount Notes due 2006 (the "Securities") of Gothic Energy Corporation, an Oklahoma corporation (the "Company"), we represent that:

          (i) the offer of the Securities was not made to a person in the United States;

          (ii) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the U.S. Securities Act of 1933, as applicable; and

          (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the U.S. Securities Act of 1933.

                                    Very truly yours,


                                                                        -----
                                    [Name]

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:
                                    Address:

                                                                       EXHIBIT G
                           FORM OF UNIT CERTIFICATE
                              [FACE OF SECURITY]
No.                                                       No. of Units:_________
                                                               CUSIP NO.________

                           GOTHIC ENERGY CORPORATION

                               UNIT CERTIFICATE

EVIDENCING UNITS CONSISTING OF
$1,000 PRINCIPAL AMOUNT OF 14_% SERIES A SENIOR SECURED DISCOUNT NOTES DUE 2006 AND 7.933 COMMON STOCK PURCHASE WARRANTS


     [Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York ("DTC")), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]/1/

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE REOFFERED, SOLD OR OTHERWISE TRANSFERRED TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS PURCHASING IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND, PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD PROVIDED FOR IN RULE 903 OF REGULATION S, WILL NOT OFFER OR SELL THESE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(o) OF REGULATION S, (2) AGREES THAT


--------------
 /1/ This paragraph should be included only if the Security is issued in global form.

IT WILL NOT PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS COMPLIES WITH RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT
(A) TO THE ISSUER, (B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE), PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS NOTE PURSUANT TO THIS CLAUSE C PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT),
(D) OUTSIDE THE UNITED STATES TO A PERSON OTHER THAN A U.S. PERSON IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" DESCRIBED ABOVE, A CERTIFICATE WHICH MAY BE OBTAINED FROM THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (E) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

     Gothic Energy Corporation, an Oklahoma corporation (the "Company"), hereby certifies that ____________________________ is the registered owner of ___________ Units, each Unit consisting of (i) $1,000 original principal amount of 14_% Series A Senior Secured Discount Notes Due 2006 of the Company (the "Series A Securities") and (ii) 7.933 Common Stock Purchase Warrants (the "Warrants") issued by the Company pursuant to that certain Warrant Agreement dated April 21, 1998 between the Company and American Stock Transfer & Trust Company, as Warrant Agent (the "Warrant Agreement"). This Unit Certificate is issued upon the terms and conditions set forth in that certain Indenture dated April 21, 1998 between the Company and The Bank of New York, as Trustee (the "Indenture"). Capitalized terms used in this Unit Certificate and not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

     The Series A Security and Warrants evidenced by this Unit Certificate cannot be detached or traded separately until the occurrence of the Unit Termination Date as set forth in the Indenture. After the Unit Termination Date, this Unit Certificate shall constitute only a Series A Security in the original principal amount of $1,000 multiplied by the number of Units evidenced hereby. Registered holders of this Unit Certificate as of the close of the Unit Termination Date shall be entitled to receive Warrant Certificates for 7.933 Warrants per Unit evidenced hereby issued pursuant to the Warrant Agreement.

          The following provisions shall apply to, and constitute, the Series A Securities evidenced by this Unit Certificate:

                           GOTHIC ENERGY CORPORATION
              14_% SERIES A SENIOR SECURED DISCOUNT NOTE DUE 2006

     Gothic Energy Corporation, an Oklahoma corporation, promises to pay to the above referenced holder of this Unit Certificate or registered assigns the principal sum of Dollars equal to $1,000.00 multiplied by the number of Units evidenced by this Unit Certificate, on May 1, 2006.

     Interest Payment Dates: May 1 and November 1

     Record Dates: April 15 and October 15

     Reference is hereby made to the further provisions of this Series A Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          The following provisions shall apply to, and constitute, the Warrants evidenced by this Unit Certificate:

                           GOTHIC ENERGY CORPORATION

                      WARRANTS TO PURCHASE COMMON SHARES

     THIS CERTIFIES THAT, for value received, the registered holder of this Unit Certificate, or registered assigns, is the registered owner of a number of Warrants to Purchase Common Shares of Gothic Energy Corporation, an Oklahoma corporation (the "Company," which term includes any successor thereto under the Warrant Agreement) such number of Warrants being equal to 7.933 multiplied by the number of Units evidenced by this Unit Certificate, and is entitled, subject to and upon compliance with the provisions hereof and of the Warrant Agreement, at such Holder's option, at any time when the Warrants evidenced hereby are exercisable, to purchase from the Company one Warrant Share for each Warrant evidenced hereby, at the purchase price of $2.40 per share (as adjusted from time to time, the "Warrant Price"), payable in full at the time of purchase, the number of Warrant Shares into which and the Warrant Price at which each Warrant shall be exercisable, each being subject to adjustment as provided in Section 6 of the Warrant Agreement.

     By compliance with certain procedures set forth in the Warrant Agreement, the Holder of this Unit Certificate may exercise all or any whole number of the Warrants evidenced hereby, on any Business Day from and after the Separation Date (as defined in the Warrant Agreement) until 5:00 p.m., New York City time, on May 1, 2006 (subject to earlier expiration pursuant to Section 5 of the Warrant Agreement, the "Expiration Date") for the Warrant Shares purchasable hereunder.

     Reference is hereby made to the Warrant Agreement, a copy of which can be obtained from American Stock Transfer & Trust Company, as Warrant Agent, for further provisions related to the Warrants, which provisions are incorporated herein by reference.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

               [Seal]           GOTHIC ENERGY CORPORATION


                                By:
                                   -------------------------------------

                                By:
                                   -------------------------------------

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     The Bank of New York, as Trustee, certifies that this is one of the Unit Certificates evidencing one of the 14_% Series A Senior Secured Discount Notes due 2006 referred to in the within-mentioned Indenture.

Dated: ________________
                                    THE BANK OF NEW YORK



                                    By:
                                       -------------------------------
                                       Authorized Signatory

                             [REVERSE OF SECURITY]

                           GOTHIC ENERGY CORPORATION
                       OTHER PROVISIONS RELATING TO THE
              14_% Series A Senior Secured Discount Note due 2006

     The following provisions shall apply to the Series A Securities evidenced by this Unit Certificate. Unless otherwise stated, for purposes of these provisions, reference to "Security" or "Securities" herein shall include only the Series A Securities and Series B Securities.

     1. Interest. Gothic Energy Corporation, an Oklahoma corporation (the "Company"), promises to pay interest on the principal amount of the Security evidenced hereby at 14_% per annum and shall pay additional interest, if any, payable pursuant to the Registration Rights Agreement referred to in the Indenture. The Company will pay interest semiannually on May 1 and November 1 of each year (each an "Interest Payment Date"), commencing November 1, 2002, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from May 1, 2002; provided, that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after May 1, 2002), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Securities, in which case interest shall accrue from the date of authentication. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate on the Securities then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All references herein to interest shall include additional interest, if any, payable as Notes Liquidated Damages pursuant to the Registration Rights Agreement.

     2. Method of Payment. The Company will pay interest on the Series A Securities to the persons who are registered holders of Securities at the close of business on the record date immediately preceding the Interest Payment Date, even if such Series A Securities are canceled after the record date and on or before the Interest Payment Date. Holders must surrender Securities to the Paying Agent to collect principal payments. The Company will pay principal of, premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay such amounts by check payable in such money. It may mail an interest check to a Holder's registered address.

     3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     4. Indenture. The Company issued the Series A Securities under an Indenture, dated as of April 21, 1998 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbb) as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Series A Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a complete statement of such terms. The Securities are limited to $60,000,000 aggregate principal amount.

     5. Ranking and Guarantees. The Series A Securities are general senior secured obligations of the Company. Under certain circumstances, the Company's obligation to pay principal, premium, if any, and interest with respect to the Series A Securities may be unconditionally guaranteed on a senior basis, jointly and severally, by the Guarantors pursuant to Article X of the Indenture.
Certain limitations to the obligations of the Guarantors are set forth in further detail in the Indenture.

     6. Optional Redemption. The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after May 1, 2003 at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on May 1 of the year set forth below, plus, in each case, accrued interest thereon to the redemption date:


        Year                                   Percentage
        ----                                   ----------
        2003.............................       107.063%
        2004.............................       103.532%
        2005.............................       100.00%

     Notwithstanding the foregoing, at any time prior to May 1, 2003, the Company may, at its option, redeem all or any portion of the Securities at the Make-Whole Price plus accrued and unpaid interest thereon, if any, to the redemption date.

     In addition, in the event the Company consummates one or more Equity Offerings on or prior to May 1, 2002, the Company may, in its sole discretion, redeem up to 33-1/3% of the original aggregate principal amount of the Securities with all or a portion of the aggregate net proceeds received by the Company from any such Equity Offering or Equity Offerings, within 90 days of the closing of any such Equity Offering, at a redemption price of 114.125% of the Accreted Value of the Securities so redeemed, plus accrued and unpaid interest on the Securities so redeemed to the redemption date; provided, however, that following such redemption, at least 66-2/3% of the original aggregate principal amount of the Securities remains outstanding.

     Any redemption pursuant to this paragraph 6 shall be made pursuant to the provisions of Sections 3.01 through 3.07 of the Indenture.

     In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the redemption date will be payable to the Holders of Unit Certificates evidencing such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the redemption date. In the event of redemption or purchase of this Security evidenced by this Unit Certificate in part only, a new Unit Certificate evidencing the Security or Securities for the unredeemed or unpurchased portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     The Securities do not have the benefit of any sinking fund obligations.

     7. Notice of Redemption. Notice of redemption will be mailed to the Holder's registered address at least 30 days but not more than 60 days before the redemption date to each Holder of Unit Certificates evidencing Securities to be redeemed. If less than all Securities are to be redeemed, the Trustee shall select pro rata, by lot or in accordance with the rules of any securities exchange the Securities to be redeemed in multiples of $1,000. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption (unless the Company shall default in the payment of the redemption price or accrued interest).

     8. Change of Control Offer. In the event of a Change of Control of the Company, and subject to certain conditions and limitations provided in the Indenture, the Company will be obligated to make an offer to purchase, not more than 10 Business Days or less than 20 Business Days following the occurrence of a Change of Control of the Company, all of the then outstanding Securities at a purchase price equal to 101% of the principal amount thereof (or if such date of purchase is prior to May 1, 2002, the Accreted Value thereof), together with accrued and unpaid interest to the Change of Control Purchase Date, all as provided in the Indenture.

     9. Net Proceeds Offer. In the event of Asset Sales, under certain circumstances, the Company will be obligated to make a Net Proceeds Offer to purchase all or a specified portion of each Holder's Securities at a purchase price equal to 100% of the principal amount of (or if such date of purchase is prior to May 1, 2002, the Accreted Value of) the Securities, together with accrued and unpaid interest to the Net Proceeds Payment Date.

     10. Restrictive Covenants. The Indenture imposes certain limitations on, among other things, the ability of the Company to merge or consolidate with any other Person or sell, lease or otherwise transfer all or substantially all of its properties or assets, the ability of the Company or the Restricted Subsidiaries to dispose of certain assets, to pay dividends and make certain other distributions and payments, to make certain investments or redeem, retire, repurchase or acquire for value shares of Capital Stock, to incur additional Indebtedness or incur encumbrances against certain property and to enter into certain transactions with Affiliates, all subject to certain limitations described in the Indenture.

     11. Defaults and Remedies. As set forth in the Indenture, an Event of Default is generally (i) failure to pay principal upon maturity, redemption or otherwise (including pursuant to a Change of Control Offer or a Net Proceeds Offer), (ii) default for 30 days in payment of interest on any of the Securities, (iii) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets or the failure to make or consummate a Change of Control Offer or a Net Proceeds Offer, (iv) failure for 30 days after notice to comply with any other covenants in the Indenture or the Securities; (v) certain payment defaults under, the acceleration prior to the maturity of, and the exercise of certain enforcement rights with respect to, certain Indebtedness of the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Restricted Subsidiary is liable, directly or indirectly, for such Indebtedness); (vi) the failure of any Guarantee to be in full force and effect or otherwise to be enforceable (except as permitted by the Indenture); (vii) certain events giving rise to material ERISA liability; (viii) certain final judgments against the Company, any Guarantor or any other Subsidiary (other than an Unrestricted Subsidiary provided that neither the Company nor any Guarantor is liable, directly or indirectly, for such judgment) in an aggregate amount of $10.0 million or more which remain unsatisfied and either become subject to commencement or enforcement proceedings or remain unstayed for a period of 60 days; (ix) certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary; (x) the Pledge Agreement ceases to give the Trustee the Lien purported to be created thereby or any default occurs thereunder and (xi) GPC shall cease for any reason to be a direct Wholly Owned Subsidiary of the Company. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount (or, if prior to May 1, 2002, the Accreted Value) of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary, the principal amount (or, if prior to May 1, 2002, the Accreted Value) of the Securities will become due and payable immediately without further action or notice, and (ii) in the case of an Event of Default which relates to certain payment defaults, acceleration or the exercise of certain enforcement rights with respect to certain Indebtedness, any acceleration of the Securities will be automatically rescinded if any such Indebtedness is repaid or if the default relating to such Indebtedness is cured or waived and if the holders thereof have accelerated such Indebtedness then such holders have rescinded their declaration of acceleration or if in certain circumstances the proceedings or enforcement action with respect to the Indebtedness that is the subject of such Event of Default is terminated or rescinded. No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that, withholding the notice is in the interest of the Holders. The Company is required to file annual reports with the Trustee as to the absence or existence of defaults.

     12. Defeasance. The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     13. Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of one-half in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency and to make certain other specified changes and other changes that do not materially adversely affect the rights of any Holder.

     14. Obligation Absolute and Unconditional. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     15. Registration and Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Unit Certificate is registerable on the Security register of the Company, upon surrender of this Unit Certificate for registration of transfer at the office or agency of the Company maintained for such purpose in the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     16. Form. Prior to the Unit Termination Date, the Securities shall be evidenced by Unit Certificates issued in either global form or in definitive registered form, without coupons in whole Unit denominations. After the Unit Termination Date, the Securities shall be issued either in global form or in definitive registered form, without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, (i) the Unit Certificates are exchangeable for multiple Unit Certificates issued for whole Units for the aggregate number of Units evidenced by the exchanged Unit Certificate and (ii) after the Unit Termination Date the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     17. Taxes. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     18. No Recourse Against Others. A director, officer, incorporator, or stockholder of the Company or any Guarantor, as such, shall not have any personal liability under this Security or the

Indenture by reason of his or its status as such director, officer, incorporator or stockholder. Each Holder, by accepting this Security with the notation of Guarantee endorsed hereon, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security with the notation of Guarantee endorsed hereon.

     19. Registered Owners. Prior to the time of due presentment of this Unit Certificate for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Unit Certificate is registered as the owner of Series A Securities and Warrants evidenced hereby for all purposes, whether or not this Security is overdue, and neither the Company, the Guarantors, the Trustee nor any agent shall be affected by notice to the contrary.

     20. Definitions. Except as otherwise provided herein, all terms used in this Unit Certificate which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105-7148.

     21. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Unit Certificates as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

     22. Governing Law. This Unit Certificate and the Securities comprising the Units shall be governed by and construed in accordance with the laws of the State of New York, without regard to applicable principles of conflicts of laws to the extent that the application of the law of another jurisdiction would be required thereby.

     23. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

     24. Trustee Dealings with Company and Guarantors. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors or their respective Subsidiaries or Affiliates with the same rights it would have if it were not Trustee.

                                ASSIGNMENT FORM


To assign this Security, fill in the form below:

I or we assign and transfer this Security to:


--------------------------------------------------------------------------------
              (Insert assignee's social security or tax I.D. no.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________ as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.




--------------------------------------------------------------------------------


Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the other side of this
                Security)

Date:
     ----------------


Signature Guarantee:
                     -----------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  FORM OF OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased by the Company pursuant to Section 4.11 or Section 4.17 of the Indenture, check the appropriate box:

                      Section 4.11 [_]   Section 4.17 [_]

     If you want to have only part of this Security purchased by the Company pursuant to Section 4.11 or Section 4.17 of the Indenture, state the amount in integral multiples of $1,000:

$
 -------------

Date:                        Signature:
     -----------------                 -----------------------------------------
                                       (Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                    -------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                 SCHEDULE OF EXCHANGES OF GLOBAL SECURITY FOR
                             DEFINITIVE SECURITY/3/



     The following exchanges of a part of this Global Security for Definitive Securities have been made:


                                                                PRINCIPAL AMOUNT   SIGNATURE OF
                           AMOUNT OF            AMOUNT OF        OF THIS GLOBAL     AUTHORIZED
                          DECREASE IN          INCREASE IN          SECURITY       SIGNATORY OF
                       PRINCIPAL AMOUNT      PRINCIPAL AMOUNT    FOLLOWING SUCH     TRUSTEE OR
                        OF THIS GLOBAL       OF THIS GLOBAL       DECREASE (OR      SECURITIES
DATE OF EXCHANGE           SECURITY              SECURITY           INCREASE)       CUSTODIAN
----------------      ------------------     ----------------   ----------------   -----------










------------------
  /3/  This should be included only if the Security is issued in global form.

                     FORM OF NOTATION ON UNIT CERTIFICATE
                       RELATING TO SUBSIDIARY GUARANTEE

     Subject to the limitations and provisions set forth in the Indenture, the Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Guarantor," which term includes any successor or additional Guarantor under the Indenture) have, jointly and severally, unconditionally guaranteed (a) the due and punctual payment of the principal of, premium, if any, and interest on the Series A Securities and Series B Securities, and all other amounts payable under the Indenture and the Series A Securities and Series B Securities by the Company whether at maturity, acceleration, redemption, repurchase or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Series A Securities and Series B Securities, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Series A Securities and Series B Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Capitalized terms used herein shall have the meanings assigned to them in the Indenture unless otherwise indicated.

     The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.

     No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

     Any Guarantor may be released from its Guarantee upon the terms and subject to the conditions provided in the Indenture.

     All terms used in this notation of Guarantee which are defined in the Indenture referred to in this Security upon which this notation of Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

     The Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                    [NAME OF EACH SUBSIDIARY
                                    GUARANTOR]



Attest:                             By:
       -----------------------         -----------------------------------
       Secretary                         President


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is the notation of the Guarantee of the 14_% Series A Senior Secured Discount Notes due 2006 evidenced by this Unit Certificate referred to in the within-mentioned Indenture.


Dated:
      ------------------------
                                    THE BANK OF NEW YORK
                                    Trustee


                                    By:
                                       -----------------------------------
                                         Authorized Signatory

                                                                       EXHIBIT H

                               PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of April 21, 1998, by Gothic Energy Corporation, an Oklahoma corporation (the "Pledgor"), having its principal office at 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105, in favor of The Bank of New York, as collateral agent (the "Collateral Agent"), having an office at 101 Barclay Street, Floor 21 West, New York, New York 10286, for the trustee (the "Trustee") under the Indenture (as defined below). Capitalized terms issued and not defined herein shall have the meanings given to such terms in the Indenture.

                             W I T N E S S E T H:

     WHEREAS, the Pledgor is the legal and beneficial owner of all of the issued and outstanding shares of capital stock set forth on Schedule I hereto (the "Pledged Shares") of Gothic Production Corporation, an Oklahoma corporation and a direct Wholly Owned Subsidiary of Pledgor ("GPC"); and

     WHEREAS, the Pledgor and The Bank of New York, as trustee, have entered into that certain indenture dated as of April 21, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"); and

     WHEREAS, the terms of the Indenture requires that the Pledgor (i) pledge to the Collateral Agent for the benefit of the Trustee, and grant to the Collateral Agent for the benefit of the Trustee a security interest in, the Pledged Collateral (as defined herein) and (ii) execute and deliver a pledge agreement in order to secure the payment and performance by the Pledgor of all of the Obligations of the Pledgor under the Indenture and the Securities (the "Obligations").

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises, and in order to induce those who propose to become the Holders of the Securities to purchase such Securities, the Pledgor and the Collateral Agent hereby enter into this Agreement, and the Pledgor hereby agrees with the Collateral Agent for its benefit and the benefit of such Trustee as follows:

     SECTION 1. Pledge. Pledgor hereby pledges to the Collateral Agent for its benefit and for the benefit of the Trustee, and grants to the Collateral Agent for the benefit of the Trustee, a continuing first priority security interest in all of its right, title and interest in the following (the "Pledged Collateral"):

     (a) the Pledged Shares and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or any of the foregoing; and

     (b) all additional shares of, and all securities convertible into and all warrants, options or other rights to purchase, Capital Stock of GPC from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares and Capital Stock (any such additional shares and Capital Stock and other items shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of the foregoing, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

     SECTION 2. Security for Obligations. This Agreement secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, by repurchase or otherwise) of all Obligations of the Pledgor under the Indenture and the Securities (including, without limitation, the Accreted Value of and premium, if any, on the Securities and any other Obligations accruing after the date of any filing by the Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Pledgor).

     SECTION 3. Delivery of Pledged Collateral. Pledgor hereby agrees that all certificates or instruments representing or evidencing the Pledged Collateral shall be immediately delivered to and held at all times by the Collateral Agent pursuant hereto at the Collateral Agent's office in the State of New York and shall be in suitable form for transfer by delivery, or issued in the name of Pledgor and accompanied by instruments of transfer or assignment duly executed in blank and undated, and in either case having attached thereto all requisite Federal or state stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All securities, whether certificated, uncertificated or book entry, if any, representing or evidencing the Pledged Collateral shall be registered in the name of the Collateral Agent or any of its nominees by book entry or in any other appropriate manner that is acceptable to the Collateral Agent, so as to properly identify the interest of the Collateral Agent therein. In addition, the Collateral Agent shall have the right, at any time following the occurrence of an Event of Default (as defined in the Securities or in the Indenture), in its discretion to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral. The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing all or any portion of the Pledged Collateral for certificates or instruments of smaller or larger denominations in the same aggregate amount.

     SECTION 4. Representations and Warranties. The Pledgor hereby makes all representations and warranties applicable to the Pledgor contained in the Indenture. The Pledgor further represents and warrants, to the Collateral Agent and for the benefit of the Holders, that:

     (a) The execution, delivery and performance by the Pledgor of this Agreement are within the Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor, or result in the creation or imposition of any Lien on any assets of the Pledgor, other than the Lien contemplated hereby.

     (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (c) The Pledged Shares constitute all of the authorized, issued and outstanding Capital Stock of GPC and constitute all of the Capital Stock of GPC beneficially owned by the Pledgor and there are no other instruments, certificates, securities or other writings or chattel paper, evidencing or representing any equity interest in GPC.

     (d) The Pledgor is the legal, record and beneficial owner of the Pledged Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement.

     (e) The Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

     (f) This Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

     (g) Upon the delivery to the Collateral Agent of the Pledged Collateral and (as to certain proceeds therefrom) the filing of Uniform Commercial Code (the "UCC") financing statements, the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations for the benefit of the Collateral Agent and the Holders, and enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Pledged Collateral from the Pledgor.

     (h) No consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities).

     (i) No litigation, investigation or proceeding of or before any arbitrator governmental authority is pending or, to the best knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

     (j) The pledge of the Pledged Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of

Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

     (k) All information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects.

     SECTION 5. Further Assurance. Pledgor will at all times cause the security interests granted pursuant to this Agreement to constitute valid perfected first priority security interests in the Pledged Collateral, enforceable as such against all creditors of Pledgor and (except as otherwise specifically provided herein) any Persons purporting to purchase any Pledged Collateral from Pledgor. The Pledgor will, promptly upon request by the Collateral Agent, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, tax stamps, assignments, instruments and other documents, all in form and substance satisfactory to the Collateral Agent, deliver any instruments to the Collateral Agent and take any other actions that are necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in, the Pledged Collateral, to protect the Pledged Collateral against the rights, claims, or interests of third persons, to enable the Collateral Agent to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Agreement. The Pledgor also hereby authorizes the Collateral Agent to file any financing or continuation statements with respect to the Pledged Collateral without the signature of the Pledgor to the extent permitted by applicable law. The Pledgor will pay all costs incurred in connection with any of the foregoing.

     SECTION 6.  Voting Rights Dividends, Etc.

     (a) So long as no Event of Default shall have occurred and be continuing under the Indenture, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement or the Indenture.

     (b) So long as no Event of Default shall have occurred and be continuing under the Indenture, and subject to the other terms and conditions of the Indenture, the Pledgor shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all regular and ordinary cash dividends paid from time to time in respect of the Pledged Shares; provided, however, that the Pledgor will be entitled to receive dividends from GPC sufficient to permit the Pledgor to satisfy its and GPC's ordinary course operating expenses whether or not an Event of Default shall have occurred; provided further, however, that the Pledgor's right to receive and utilize such dividends shall be subject to the terms and conditions of any Bank Credit Facility and the Senior Secured Note Indenture.

     (c) Any and all (i) dividends, other distributions, interest and principal payments paid or payable in the form of instruments and/or other property (other than cash dividends permitted under Section 6(b) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall in each case be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent and the Holders, be segregated from the other property and funds of the Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     (d) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Sections 6(a) and 6(b) above.

     (e) Upon the occurrence and during the continuance of an Event of Default under the Indenture, (i) all rights of the Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, to the extent permitted by law, shall thereupon have the sole right to exercise such voting and other consensual rights, and
(ii) all cash dividends and other distributions payable in respect of the Pledged Collateral shall be paid to the Collateral Agent and the Pledgor's right to receive such cash payments pursuant to Section 6(b) hereof shall immediately cease, except as otherwise permitted pursuant to the provisions of Section 6(b) hereof.

     (f) Upon the occurrence and during the continuance of an Event of Default under the Indenture, the Pledgor shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend and interest payment orders and other instruments as the Collateral Agent may reasonably request for the purpose of enabling the Collateral Agent to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6(e) above.

     (g) All payments of interest, principal or premium and all dividends and other distributions that are received by the Pledgor contrary to the provisions of this Section 6 shall be received in trust for the benefit of the Collateral Agent and the Holders, shall be segregated from the other property or funds of the Pledgor and shall be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     SECTION 7. Covenants. The Pledgor hereby covenants and agrees with the Collateral Agent and the Holders that it will comply with all of the obligations, requirements and restrictions applicable to the Pledgor contained in the Indenture. The Pledgor further covenants and agrees, from and after the date of this Agreement and until the Obligations have been paid in full, as follows:

     (a) The Pledgor agrees that it will not (i) sell, assign, transfer, convey or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral without the prior written consent of the Collateral Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement, and at all times will be the sole beneficial owner of the Pledged Collateral, (iii) enter into any agreement or understanding that purports to or that may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Pledged Collateral,
(iv) take any action, or permit the holding of any action by GPC, with respect to the Pledged Collateral the taking of which would result in a material impairment of the economic value of the Pledged Collateral as Collateral or a violation of the Indenture or this Agreement, including, without limitation, the issuance by GPC of any additional Capital Stock or promissory notes or the issuance by GPC of any Indebtedness, in each case to Persons other than the Pledgor, (v) permit GPC to merge or consolidate with or into another person or entity or sell or transfer all or substantially all of its assets to another person or entity, except as permitted by the Indenture as in effect on the Issue Date, or (vi) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment with regard to the Pledged Collateral.

     (b) The Pledgor agrees that immediately upon becoming the beneficial owner of any additional shares of Capital Stock, notes, or other securities of GPC (including as a result of the merger or consolidation of GPC with or into another entity) it will pledge and deliver to the Collateral Agent for its benefit and the ratable benefit of the Holders and grant to the Collateral Agent for its benefit and the ratable benefit of the Holders, a continuing first priority security interest in such shares, notes, or other securities (as well as instruments of transfer or assignment duly executed in blank and undated and any necessary stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent).

     SECTION 8. Power of Attorney. In addition to all of the powers granted to the Collateral Agent pursuant to Section 11.06 of the Indenture, the Pledgor hereby appoints and constitutes the Collateral Agent as the Pledgor's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence of an Event of Default: (i) collection of proceeds of any Pledged Collateral; (ii) conveyance of any item of Pledged Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 5 hereof; (iv) making of any payments or taking any acts under Section 9 hereof and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become the obligations of the Pledgor to the Collateral Agent, due and payable immediately without demand. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Collateral Agent's own account, any checks or instruments in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Pledged Collateral, sign the Pledgor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and prepare, file and sign the Pledgor's name on a proof of claim in bankruptcy or similar document against any creditor of the Pledgor, and to take any other actions arising from or incident to the powers granted to the

Collateral Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

     SECTION 9. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

     SECTION 10. No Assumption of Duties; Reasonable Care. The rights and powers granted to the Collateral Agent hereunder are being given in order to preserve and protect the Collateral Agent's and the Holders' security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 11. Subsequent Changes Affecting Collateral. The Pledgor represents to the Collateral Agent and the Holders that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Collateral Agent and the Holders shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Pledgor covenants that it will not, without the prior written consent of the Collateral Agent, vote to enable, or take any other action to permit, GPC to issue any Capital Stock or other securities or to sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interests granted under this Agreement. The Pledgor will defend the right, title and interest of the Collateral Agent and the Holders in and to the Pledged Collateral against the claims and demands of all Persons.

     SECTION 12.  Remedies upon Default.

     (a) If any Event of Default shall have occurred and be continuing under the Indenture, the Collateral Agent and the Holders shall have, in addition to all other rights given by law or by this Agreement or the Indenture, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC as in effect in the State of New York at that time. The Collateral Agent may, without notice and at its option, transfer or register, and the Pledgor shall register or cause to be registered upon request therefor by the Collateral Agent, the Pledged Collateral or any part thereof on the books of GPC into the name of the Collateral Agent or the Collateral Agent's nominee(s), with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided below in Section 18(a), at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by the Pledgor. The Collateral Agent or any Holder may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

     (b) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Shares pursuant to Section 12(a) above, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the opinion of the Collateral Agent it is advisable, to have the Pledged Shares or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), Pledgor will cause GPC to (i) execute and deliver, and cause its directors and officers to execute and deliver, all at GPC's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Shares under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 180 days from the date of the first public offering of such Pledged Shares, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor agrees to cause GPC to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Collateral Agent shall designate for the sale of the Pledged Shares and to make available to GPC's security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act. The Pledgor will cause GPC to furnish to the Collateral Agent such number of copies as the Collateral Agent may reasonably request of each preliminary and final prospectus, to notify the Collateral Agent promptly of the happening of any event as a result of which any then effective prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of then existing circumstances, and to cause the Collateral Agent to be furnished with such number of copies as the Collateral Agent may request of such supplement to or amendment of such prospectus. The Pledgor will cause GPC, to the extent permitted by law, to indemnify, defend and hold harmless the Collateral Agent and the Holders (and their respective agents and controlling persons) from and against all losses, liabilities, expenses or claims (including reasonable legal expenses and the reasonable costs of investigation) that the Collateral Agent or the Holders (and their respective agents and controlling persons) may incur under the Securities Act or otherwise, insofar as such losses, liabilities, expenses or claims arise out of or are based upon any alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or in any preliminary or final prospectus (or any amendment or supplement thereto), or arise out of or are based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such losses, liabilities, expenses or claims arise solely out of or are based upon any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Collateral Agent. Pledgor will cause GPC to bear all costs and expenses of carrying out its obligations hereunder.

     (c) In view of the fact that Federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that upon the occurrence or existence of any Event of Default, the Collateral Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors who might be interested in purchasing the Pledged Collateral. The Pledgor acknowledges and agrees that any such private sale may result in prices and terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit GPC to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if GPC agrees to do so.

     (d) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 12 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to the Collateral Agent and the Holders, that the Collateral Agent and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 12 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

     (e) If the Collateral Agent deems it appropriate, the Collateral Agent shall retain an investment bank to perform, or assist it in performing the obligations set forth in Sections 12(b) and

12(c) hereof, whose usual and customary fees and expenses shall be paid by the Pledgor in accordance with Section 14 hereof.

     SECTION 13. Irrevocable Authorization and Instruction to GPC. The Pledgor, will and hereby, authorizes and instructs GPC to comply with any instruction received by GPC from the Collateral Agent that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that GPC shall be fully protected in so complying.

     SECTION 14. Fees and Expenses. The Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Collateral Agent) that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Holders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 15. Obligations Absolute. All rights of the Collateral Agent and the Holders and the security interests created hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforce ability of the Indenture or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

     (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations; or

     (d) any other circumstance that might otherwise constitute a defense avail able to, or a discharge of, the Pledgor in respect of the Obligations or of this Agreement.

     SECTION 16. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default under the Indenture, the proceeds of any sale of, or other realization upon (other than the realization described in Section 6(b), in which case funds may be applied as permitted by such Section), all or any part of the Pledged Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

     FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed fees and expenses for which the Collateral Agent is to be reimbursed pursuant to Section 14 hereof;

     SECOND, to the ratable payment (based on the Accreted Value of Securities deemed by the Indenture to be outstanding for purposes of waivers or consents at the time of distribution) of unpaid Accreted Value of, and premium, if any, on such outstanding Securities;

     THIRD, to the ratable payment (based on the principal amount of Securities deemed by the Indenture to be outstanding at the time of distribution) of all other Obligations, until all Obligations shall have been paid in full; and

     FINALLY, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     SECTION 17. Uncertificated Securities. Notwithstanding anything to the contrary contained herein, if any Pledged Collateral (whether now owned or hereafter acquired) is in the form of an uncertificated security, the Pledgor shall promptly notify the Collateral Agent, and shall promptly take all actions required to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code). The Pledgor further agrees to take such actions as the Collateral Agent deems necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an Opinion of Counsel satisfactory to the Pledgee with respect to any such pledge of uncertificated Pledged Collateral promptly upon request of the Collateral Agent.

     SECTION 18.  Miscellaneous Provisions.

     (a) Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner as set forth in Section 12.02 of the Indenture, and delivered to the addresses set forth in such Section.

     (b) Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Pledgor to the Collateral Agent to take any action or omit to take any action under this Agreement, the Pledgor shall deliver to the Collateral Agent an Officer's Certificate and/or an Opinion of Counsel in accordance with the requirements of Section 12.04 of the Indenture.

     (c) Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor, GPC or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

     (d) Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

     (e) No Recourse Against Others. No director, officer, employee, stockholder or affiliate, as such, of the Pledgor or GPC shall have any liability for any obligations of the Pledgor under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     (f) Headings. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     (g) Counterpart Originals. This Agreement may be signed in two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement. Each counterpart may be executed and delivered by telecopy, if such delivery is promptly followed by the original manually signed copy sent by overnight courier.

     (h) Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other that the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     (i) Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture, necessary for amendments or waivers of, or consents to any departure by the Pledgor from any provision of the Indenture, as applicable, and neither the Collateral Agent nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Collateral Agent or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Holder of Securities of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Holder of Securities would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     (j) Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in any of the Indentures shall have the meaning set forth in the applicable UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Indenture and is not dealt with herein with more specificity, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this

Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     (k) Continuance Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full of all the Obligations and all the fees and expenses owing to the Collateral Agent, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the holders and their respective successors and assigns.

     (l) Reinstatement. This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Collateral Agent or any Holder of Securities in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Holder of Securities upon the insolvency, bankruptcy dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

     (m) Survival of Provisions. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Pledgor of the Obligations.

     (n) Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

     (o) Authority of the Collateral Agent.

         (i) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Pledgor agrees to indemnify and hold harmless the Collateral Agent, the Holders and any other Person from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including, the allocated costs of inside counsel)), claims and liabilities incurred by the Collateral Agent, the Holders or such Person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, the Holders or such Person.

         (ii) The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Holders, be governed by the Indenture and by such other Agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

     (p) Resignation or Removal of the Collateral Agent. Until such time as the obligations shall have been paid in full, the Collateral Agent may at any time, by giving written notice to the Pledgor and Holders, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon
(i) the appointment of a successor Collateral Agent and (ii) the acceptance of such appointment by such successor Collateral Agent. As promptly as practicable after the giving of any such notice, the Holders shall appoint a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Pledgor. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed as provided in this Section 18(p). Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Holders, as provided in this Section 18(p). Simultaneously with its replacement as Collateral Agent hereunder, the Collateral Agent so replaced shall deliver to its successor all documents, instruments, certificates and other items of whatever kind (including, without limitation, the certificates and instruments evidencing the Pledged Collateral and all instruments of transfer or assignment) held by it pursuant to the terms hereof. The Collateral Agent that has resigned shall be entitled to fees, costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

     (q) Release of Pledged Collateral; Termination of Agreement.

          (i) Subject to the provisions of Section 18(l) hereof, this Agreement shall terminate upon the earlier of (i) full and final payment and performance of the Obligations (and upon receipt by the Collateral Agent of the Pledgor's written certification that all such Obligations have been satisfied) and payment in full of all fees and expenses owing by the Pledgor to the Collateral Agent or (ii) the day after the Legal Defeasance of all of the Obligations pursuant to Section 8.02 of the Indenture (other than those surviving Obligations specified therein). At such time, the Collateral Agent shall, at the request of the Pledgor, reassign and redeliver to the Pledgor all of the Pledged Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Pledged Collateral, and shall be at the expense of the Pledgor.

          (ii) The Pledgor agrees that it will not, except as permitted by the Indenture, sell or dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral.

     (r) Final Expression. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

     (s) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Damages.

          (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH (vi) BELOW, THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. THE PLEDGOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE

     DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iii) THE PLEDGOR AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PLEDGOR OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT.
     THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT. THE PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iv) THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER GROUNDED IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          (v) THE PLEDGOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATION AS THE DESIGNEE, APPOINTEE AND AGENT OF THE PLEDGOR TO RECEIVE, FOR AND ON BEHALF OF THE PLEDGOR, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. IT IS UNDERSTOOD THAT NOTICE AND A COPY OF SUCH PROCESS SERVED ON SUCH AGENT, WILL BE FORWARDED PROMPTLY TO THE PLEDGOR, BUT THE FAILURE OF THE PLEDGOR TO RECEIVE SUCH NOTICE AND COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH IN SECTION 12.02 OF THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

          (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF SECURITIES TO SERVE PROCESS IN

     ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

          (vii) THE PLEDGOR HEREBY AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY HOLDER OF SECURITIES SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER GROUNDED IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNTIL IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT OR SUCH HOLDER OF SECURITIES, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH HOLDER OF SECURITIES, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (viii) THE PLEDGOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY
     KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY HOLDER OF SECURITIES OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE PLEDGED COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE PLEDGED COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY HOLDER OF SECURITIES IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON PLEDGED COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR ANY HOLDER OF SECURITIES, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PAYMENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS.

     (t)  Acknowledgments.  The Pledgor hereby acknowledges that:

          (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

          (ii) neither the Collateral Agent (other than in its cash management advisory role) nor any Holder of Securities has any fiduciary relationship to the Pledgor, and the relationship between the Collateral Agent and the Holders, on the one hand, and the Pledgor, on the other hand, is solely that of a secured party and a creditor; and

          (iii) no joint venture exists among the Holders or among the Pledgor and the Holders.

     IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.

                              PLEDGOR:

                              GOTHIC ENERGY CORPORATION,
                              an Oklahoma corporation



                              By:
                                 ----------------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                              COLLATERAL AGENT:

                              THE BANK OF NEW YORK,
                              Collateral Agent



                              By:
                                 ----------------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                                                                      SCHEDULE I

                                PLEDGED SHARES

--------------------------------------------------------------------------------
                                            SHARE
ISSUER              NUMBER OF PLEDGED     CERTIFICATE        PERCENTAGE OF
                    SHARES                  NUMBER           OUTSTANDING

--------------------------------------------------------------------------------
Gothic Production
 Corporation          100 Shares               2                100%
-------------------------------------------------------------------------------